Exhibit 4.8








                            CENDANT CORPORATION


                                    AND


                    THE FIRST NATIONAL BANK OF CHICAGO,
                         AS PURCHASE CONTRACT AGENT

                            --------------------

                    FORM OF PURCHASE CONTRACT AGREEMENT

                            --------------------


                         DATED AS OF ________ ___,






                             TABLE OF CONTENTS

                                                                          Page


RECITALS...................................................................

                                 ARTICLE I

Definitions and Other Provisions of
General Applications.......................................................

Section 1.1.      Definitions..............................................

Section 1.2.      Compliance Certificates and Opinions.....................

Section 1.3.      Form of Documents Delivered to Agent.....................

Section 1.4.      Acts of Holders; Record Dates............................

Section 1.5.      Notices..................................................

Section 1.6.      Notice to Holders; Waiver................................

Section 1.7.      Effect of Headings and Table of Contents.................

Section 1.8.      Successors and Assigns...................................

Section 1.9.      Separability Clause......................................

Section 1.10.     Benefits of Agreement....................................

Section 1.11.     Governing Law............................................

Section 1.12.     Legal Holidays...........................................

Section 1.13.     Counterparts.............................................

Section 1.14.     Inspection of Agreement..................................


                                 ARTICLE II

Certificate Forms..........................................................

Section 2.1.      Forms of Certificates Generally..........................

Section 2.2.      Form of Agent's Certificate of Authentication............

                                ARTICLE III

The Securities.............................................................

Section 3.1.      Title and Terms; Denominations...........................

Section 3.2.      Rights and Obligations Evidenced by the Certificates.....

Section 3.3.      Execution, Authentication, Delivery and Dating...........

Section 3.4.      Temporary Certificates...................................

Section 3.5.      Registration; Registration of Transfer and Exchange......

Section 3.6.      Book-Entry Interests.....................................

Section 3.7.      Notices to Holders.......................................

Section 3.8.      Appointment of Successor Clearing Agency.................

Section 3.9.      Definitive Certificates..................................

Section 3.10.     Mutilated, Destroyed, Lost and Stolen Certificates.......

Section 3.11.     Persons Deemed Owners....................................

Section 3.12.     Cancellation.............................................

Section 3.14.     Establishment or Reestablishment of Income PRIDES........

Section 3.15.     Transfer of Collateral upon
                  Occurrence of Termination Event...... ...................

Section 3.16.     No Consent toAssumption..................................

                                 ARTICLE IV

The Preferred Securities.............. ....................................

Section 4.1.      Payment of Distribution;
                  Rights to Distributions Preserved;
                  Distribution Rate Reset; Notice..........................

Section 4.2.      Notice and Voting........................................

Section 4.3.      Distribution of Debentures; Tax Event Redemption.........

                                 ARTICLE V

The Purchase Contracts.....................................................

Section 5.1.      Purchase of Shares of Common Stock.......................

Section 5.2.      Contract Adjustment Payments.............................

Section 5.3.      Deferral of Payment Dates For
                  Contract Adjustment Payments.............................

Section 5.4.      Payment of Purchase Price................................

Section 5.5.      Issuance of Shares of Common Stock.......................

Section 5.6.      Adjustment of Settlement Rate............................

Section 5.7.      Notice of Adjustments and Certain Other Events...........

Section 5.8.      Termination Event; Notice................................

Section 5.9.      Early Settlement.........................................

Section 5.10.     No Fractional Shares.....................................

Section 5.11.     Charges and Taxes........................................

                                 ARTICLE VI

Remedies...................................................................

Section 6.1.      Unconditional Right of Holders to Receive Contract
                  Adjustment Payments and to Purchase Common Stock.........

Section 6.2.      Restoration of Rights and Remedies.......................

Section 6.3.      Rights and Remedies Cumulative...........................

Section 6.4.      Delay or Omission Not Waiver.............................

Section 6.5.      Undertaking for Costs....................................

Section 6.6.      Waiver of Stay or Extension Laws.........................

                                ARTICLE VII

The Agent..................................................................

Section 7.1.      Certain Duties and Responsibilities......................

Section 7.2.      Notice of Default........................................

Section 7.3.      Certain Rights of Agent..................................

Section 7.4.      Not Responsible for Recitals or Issuance of Securities...

Section 7.5.      May Hold Securities......................................

Section 7.6.      Money Held in Custody....................................

Section 7.7.      Compensation and Reimbursement...........................

Section 7.8.      Corporate Agent Required; Eligibility....................

Section 7.9.      Resignation and Removal; Appointment of Successor........

Section 7.10.     Acceptance of Appointment by Successor...................

Section 7.11.     Merger, Conversion, Consolidation
                  or Succession to Business................................

Section 7.12.     Preservation of Information; Communications to Holders...

Section 7.13.     No Obligations of Agent..................................

Section 7.14.     Tax Compliance...........................................

                                ARTICLE VIII

Supplemental Agreements....................................................

Section 8.1.      Supplemental Agreements Without Consent of Holders.......

Section 8.2.      Supplemental Agreements with Consent of Holders..........

Section 8.3.      Execution of Supplemental Agreements.....................

Section 8.4.      Effect of Supplemental Agreements........................

Section 8.5.      Reference to Supplemental Agreements.....................

                                 ARTICLE IX

Consolidation, Merger, Sale or Conveyance..................................

Section 9.1.      Covenant Not to Merge, Consolidate,
                  Sell or Convey Property Except
                  Under Certain Conditions.................................

Section 9.2.      Rights and Duties of Successor Corporation...............

Section 9.3.      Opinion of Counsel Given to Agent........................

                                 ARTICLE X

Covenants..................................................................

Section 10.1.     Performance Under Purchase Contracts.....................

Section 10.2.     Maintenance of Office or Agency..........................

Section 10.3.     Company to Reserve Common Stock..........................

Section 10.4.     Covenants as to Common Stock.............................

Section 10.5.     Statements of Officer of the Company as to Default.......


EXHIBIT A    Form of Income PRIDES Certificate

EXHIBIT B    Form of Growth PRIDES Certificate

EXHIBIT C    Instruction to Collateral Agent

EXHIBIT D    Instruction to Purchase Contract Agent

EXHIBIT E    Notice to Settle with Separate Cash








               PURCHASE CONTRACT AGREEMENT, dated as of _______ ___, between Cendant Corporation, a Delaware corporation (the "Company"), and The First National Bank of Chicago, a national banking association, acting as purchase contract agent for the Holders of Securities from time to time (the "Agent").

                                  RECITALS

               The Company has duly authorized the execution and delivery of this Agreement and the Certificates evidencing the Securities.

               All things necessary to make the Purchase Contracts, when the Certificates are executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Agent, as provided in this Agreement, the valid obligations of the Company, and to constitute these presents a valid agreement of the Company, in accordance with its terms, have been done.

                                WITNESSETH:

        For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed as follows:

                                 ARTICLE I

                      Definitions and Other Provisions
                          of General Applications

Section 1.1.   Definitions.

               For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                      (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular; and nouns and pronouns of the masculine gender include the feminine and neuter genders;

                      (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States;

                      (c) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;

                      (d) the following terms have the meanings given to them in the Declaration: (i) Applicable Ownership Interest; (ii) Applicable Principal Amount; (iii) Authorized Newspaper; (iv) Indenture, (v) Investment Company Event; (vi) Liquidation Distribution; (vii) Preferred Securities Guarantee; (viii) Primary Treasury Dealer; (ix) Quotation Agent;
(x) Redemption Amount; (xi) Redemption Price; (xii) Reset Agent; (xiii) Reset Announcement Date; (xiv) Reset Rate; (xv) Reset Spread; (xvi) Tax Event; (xvii) Tax Event Redemption; (xviii) Tax Event Redemption Date;
(xix) Two-Year Benchmark Treasury; (xx) Treasury Portfolio; and (xxi) Treasury Portfolio Purchase Price; and

                      (e) the following terms have the meanings given to them in this Section 1.1(e).

               "Act" when used with respect to any Holder, has the meaning specified in Section 1.4.

               "Affiliate"has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

               "Agent" means the Person named as the "Agent" in the first paragraph of this instrument until a successor Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Agent" shall mean such Person.

               "Agreement" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more agreements supplemental hereto entered into pursuant to the applicable provisions hereof.

               "Applicable Market Value" has the meaning specified in
Section 5.1.

               "Bankruptcy Code" means title 11 of the United States Code, or any other law of the United States that from time to time provides a uniform system of bankruptcy laws.

               "Beneficial Owner" means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

               "Board of Directors" means the board of directors of the Company or a duly authorized committee of that board.

               "Board Resolution" means one or more resolutions of the Board of Directors, a copy of which has been certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Agent.

               "Book-Entry Interest" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 3.6.

               "Business Day" means any day other than a Saturday, Sunday or any other day on which banking institutions in New York City (in the State of New York) are permitted or required by any applicable law to close.

               "Cash Settlement" has the meaning set forth in Section
5.4(a)(i).

               "Certificate" means an Income PRIDES Certificate or a Growth PRIDES Certificate.

               "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as a depositary for the Securities and in whose name, or in the name of a nominee of that organization, shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Securities.

               "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

               "Closing Price" has the meaning specified in Section 5.1.

               "Collateral" has the meaning specified in Section 2.1 of the Pledge Agreement.

               "Collateral Agent" means The Chase Manhattan Bank, as Collateral Agent under the Pledge Agreement until a successor Collateral Agent shall have become such pursuant to the applicable provisions of the Pledge Agreement, and thereafter "Collateral Agent" shall mean the Person who is then the Collateral Agent thereunder.

               "Collateral Substitution" has the meaning specified in
Section 3.13.

               "Common Stock" means the Common Stock, par value $0.01, of the Company.

               "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor shall have become such pursuant to the applicable provision of this Agreement, and thereafter "Company" shall mean such successor.

               "Contract Adjustment Payments" means the fee payable by the
Company in respect of each Purchase Contract, equal to   % per annum of the
Stated Amount in the case of Income PRIDES and   % per annum of the Stated
Amount in the case of Growth PRIDES, computed on the basis of a 360 day year of twelve 30 day months, plus any Deferred Contract Adjustment Payments accrued pursuant to Section 5.2.

               "Corporate Trust Office" means the principal corporate trust office of the Agent at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at One First National Plaza, Suite 0126, Chicago, IL 60670-0126, Attention:
Corporate Trust Services Division, except that for purposes of Section 10.2, such term shall mean the office or agency of the Agent in the Borough of Manhattan, the City of New York, which office at the date hereof is located at 14 Wall Street, Eighth Floor, New York, NY 10005.

               "Coupon Rate" means the percentage rate per annum at which each Debenture will bear interest initially.

               "Current Market Price" has the meaning specified in Section 5.6(a)(8).

               "Debentures" means the series of debentures of the Company designated the ____% Debentures due February 16, 2003, to be issued under the Indenture as of the date hereof.

               "Declaration" means the Amended and Restated Agreement of Trust of Cendant Capital II, dated ________ ___, _______, among the Company, as the sponsor, the trustees named therein and the holders from time to time of individual beneficial interests in the assets of the Trust.

               "Deferred Contract Adjustment Payments" has the meaning specified in Section 5.3.

               "Depositary" means, initially, DTC until another Clearing Agency becomes its successor.

               "DTC" means The Depository Trust Company, the initial Clearing Agency.

               "Early Settlement" has the meaning specified in Section
5.9(a).

               "Early Settlement Amount" has the meaning specified in
Section 5.9(a).

               "Early Settlement Date" has the meaning specified in Section 5.9(a).

               "Early Settlement Rate" has the meaning specified in Section 5.9(b).

               "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time, and the rules and regulations promulgated thereunder.

               "Expiration Date" has the meaning specified in Section 1.4.

               "Expiration Time" has the meaning specified in Section
5.6(a)(6).

               "Global Certificate" means a Certificate that evidences all or part of the Securities and is registered in the name of a Depositary or a nominee thereof.

               "Global Preferred Security Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Preferred Securities specified on such certificate and which is registered in the name of a Clearing Agency or a nominee thereof.

               "Growth PRIDES" means, following the substitution of one or more Treasury Securities for Preferred Securities or for the Applicable Ownership Interest of the Treasury Portfolio, as the case may be, as collateral to secure a holder's obligations under a Purchase Contract, the collective rights and obligations of a holder of a Growth PRIDES Certificate in respect of such Treasury Securities, subject in each case to the Pledge thereof, and the related Purchase Contract.

               "Growth PRIDES Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Growth PRIDES specified on such certificate.

               "Growth PRIDES Register" and "Growth PRIDES Registrar" have the respective meanings specified in Section 3.5.

               "Holder," when used with respect to a Security, means the Person in whose name the Security evidenced by an Income PRIDES Certificate and/or a Growth PRIDES Certificate is registered in the related Income PRIDES Register and/or the Growth PRIDES Register, as the case may be.

               "Income PRIDES" means the collective rights and obligations of a Holder of an Income PRIDES Certificate in respect of a Preferred Security or an appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, subject in each case to the Pledge thereof, and the related Purchase Contract.

               "Income PRIDES Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Income PRIDES specified on such certificate.

               "Income PRIDES Register" and "Income PRIDES Registrar" have the respective meanings specified in Section 3.5.

               "Indenture" has the meaning set forth in Section 1.1 of the Declaration.

               "Indenture Trustee" means The Bank of Nova Scotia Trust Company of New York, a national banking association, as trustee under the Indenture, or any successor thereto.

               "Institutional Trustee" means Wilmington Trust Company, as institutional trustee under the Declaration, or any successor thereto that is a financial institution unaffiliated with the Company.

               "Issuer Order" or "Issuer Request" means a written order or request signed in the name of the Company by its Chairman of the Board, any Vice Chairman, its President or a Vice President and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Agent.

               "NYSE" has the meaning specified in Section 5.1.

               "Officer's Certificate" means a certificate signed by the Chairman of the Board, any Vice Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Agent.

               "Opinion of Counsel" means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company or an Affiliate and who shall be reasonably acceptable to the Agent.

               "Outstanding Securities," with respect to any Income PRIDES or Growth PRIDES, means, as of the date of determination, all Income PRIDES or Growth PRIDES evidenced by Certificates theretofore authenticated, executed and delivered under this Agreement, except:

                             (i) If a Termination Event has occurred, (A)
        Growth PRIDES and (B) Income PRIDES for which the Stated Amount of the related Preferred Security or the appropriate Applicable Ownership Interest of the Treasury Portfolio, or a Liquidation Distribution in respect of such Preferred Security, as the case may be, has been theretofore deposited with the Agent in trust for the Holders of such Income PRIDES;

                             (ii) Income PRIDES and Growth PRIDES evidenced by Certificates theretofore cancelled by the Agent or delivered to the Agent for cancellation or deemed cancelled pursuant to the provisions of this Agreement; and

                             (iii) Income PRIDES and Growth PRIDES
        evidenced by Certificates in exchange for or in lieu of which other Certificates have been authenticated, executed on behalf of the Holder and delivered pursuant to this Agreement, other than any such Certificate in respect of which there shall have been presented to the Agent proof satisfactory to it that such Certificate is held by a bona fide purchaser in whose hands the Income PRIDES or

               Growth PRIDES evidenced by such Certificate are valid obligations of the Company; provided, however, that in determining whether the Holders of the requisite number of the Income PRIDES or Growth PRIDES have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Income PRIDES or Growth PRIDES owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be outstanding, except that, in determining whether the Agent shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Income PRIDES or Growth PRIDES which a Responsible Officer of the Agent knows to be so owned shall be so disregarded. Income PRIDES or Growth PRIDES so owned which have been pledged in good faith may be regarded as Outstanding Securities if the pledgee establishes to the satisfaction of the Agent the pledgee's right so to act with respect to such Income PRIDES or Growth PRIDES and that the pledgee is not the Company or any Affiliate of the Company.

               "Payment Date" means each February 16, May 16, August 16 and
November 16, commencing ,             .

               "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

               "Permitted Investments" has the meaning set forth in Section 1 of the Pledge Agreement.

               "Pledge" means the pledge under the Pledge Agreement of the Preferred Securities, the Treasury Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, in each case constituting a part of the Securities.

               "Pledge Agreement" means the Pledge Agreement, dated as of the date hereof, by and among the Company, the Collateral Agent and the Agent, on its own behalf and as attorney-in-fact for the Holders from time to time of the Securities.

               "Predecessor Certificate" means a Predecessor Income PRIDES Certificate or a Predecessor Growth PRIDES Certificate.

               "Predecessor Growth PRIDES Certificate" of any particular Growth PRIDES Certificate means every previous Growth PRIDES Certificate evidencing all or a portion of the rights and obligations of the Company and the Holder under the Growth PRIDES evidenced thereby; and, for the purposes of this definition, any Growth PRIDES Certificate authenticated and delivered under Section 3.10 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Growth PRIDES Certificate shall be deemed to evidence the same rights and obligations of the Company and the Holder as the mutilated, destroyed, lost or stolen Growth PRIDES Certificate.

               "Predecessor Income PRIDES Certificate" of any particular Income PRIDES Certificate means every previous Income PRIDES Certificate evidencing all or a portion of the rights and obligations of the Company and the Holder under the Income PRIDES evidenced thereby; and, for the purposes of this definition, any Income PRIDES Certificate authenticated and delivered under Section 3.10 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Income PRIDES Certificate shall be deemed to evidence the same rights and obligations of the Company and the Holder as the mutilated, destroyed, lost or stolen Income PRIDES Certificate.

               "Preferred Securities" means the ____% Trust Originated Preferred Securities of the Trust, each having a stated liquidation amount of $50, representing preferred undivided beneficial interests in the assets of the Trust.

               "Proceeds" has the meaning set forth in Section 1 of the Pledge Agreement.

               "Purchase Contract," when used with respect to any Security, means the contract forming a part of such Security and obligating the Company to (i) sell and the Holder of such Security to purchase Common Stock and (ii) pay the Holder Contract Adjustment Payments, if any, on the terms and subject to the conditions set forth in Article Five hereof.

               "Purchase Contract Settlement Date" means February 16, 2001.

               "Purchase Contract Settlement Fund" has the meaning specified in Section 5.5.

               "Purchase Price" has the meaning specified in Section 5.1.

               "Purchased Shares" has the meaning specified in Section
5.6(a)(6).

               "Record Date" for the distribution and Contract Adjustment Payments payable on any Payment Date means, as to any Global Certificate, the Business Day next preceding such Payment Date, and as to any other Certificate, a day selected by the Company which shall be more than one Business Day but less than 60 Business Days prior to such Payment Date.

               "Register" means the Income PRIDES Register and the Growth PRIDES Register.

               "Registrar" means the Income PRIDES Registrar and the Growth PRIDES Registrar.

               "Remarketing Agent" has the meaning specified in Section 5.4.

               "Remarketing Agreement" means the Remarketing Agreement dated _______ ___, _______ by and between the Company, the Trust, the Remarketing Agent and the Purchase Contract Agent.

               "Remarketing Fee" has the meaning specified in Section 5.4.

               "Remarketing Purchase Agreement" has the meaning specified in the Remarketing Agreement.

               "Reorganization Event" has the meaning specified in Section
5.6(b).

               "Responsible Officer," when used with respect to the Agent, means any officer of the Agent assigned by the Agent to administer its corporate trust matters.

               "Security" means an Income PRIDES or a Growth PRIDES.

               "Senior Indebtedness" means indebtedness of any kind of the Company unless the instrument under which such indebtedness is incurred expressly provides that it is on parity with or subordinated in right of payment to the Contract Adjustment Payments.

               "Settlement Rate" has the meaning specified in Section 5.1.

               "Stated Amount" means $50.

               "Termination Date" means the date, if any, on which a Termination Event occurs.

               "Termination Event" means the occurrence of any of the following events: (i) at any time on or prior to the Purchase Contract Settlement Date, a judgment, decree or court order shall have been entered granting relief under the Bankruptcy Code, adjudicating the Company to be insolvent, or approving as properly filed a petition seeking reorganization or liquidation of the Company or any other similar applicable Federal or State law, and, unless such judgment, decree or order shall have been entered within 60 days prior to the Purchase Contract Settlement Date, such decree or order shall have continued undischarged and unstayed for a period of 60 days; or (ii) a judgment, decree or court order for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or of its property, or for the winding up or liquidation of its affairs, shall have been entered, and, unless such judgment, decree or order shall have been entered within 60 days prior to the Purchase Contract Settlement Date, such judgment, decree or order shall have continued undischarged and unstayed for a period of 60 days, or (iii) at any time on or prior to the Purchase Contract Settlement Date the Company shall file a petition for relief under the Bankruptcy Code, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization or liquidation under the Bankruptcy Code or any other similar applicable Federal or State law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due.

               "Threshold Appreciation Price" has the meaning specified in
Section 5.1.

               "TIA" means the Trust Indenture Act of 1939, as amended, or any successor statute.

               "Trading Day" has the meaning specified in Section 5.1.

               "Treasury Security" means a 1/2 undivided beneficial interest in a zero-coupon U.S. Treasury Securities (Cusip Number ) with a principal amount of maturity equal to $1000 which mature on February 15, 2001.

               "Trust" means Cendant Capital II, a statutory business trust formed under the laws of the State of Delaware, or any successor thereto by merger or consolidation.

               "Underwriting Agreement" means the Underwriting Agreement dated ________ ___, _____ between the Company, the Trust, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Chase Securities Inc.

               "Vice President" means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

Section 1.2.   Compliance Certificates and Opinions.

               Except as otherwise expressly provided by this Agreement, upon any application or request by the Company to the Agent to take any action under any provision of this Agreement, the Company shall furnish to the Agent an Officer's Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and, if requested by the Agent, an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

               Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

                      (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                      (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                      (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                      (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.3.   Form of Documents Delivered to Agent.

               In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

               Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

               Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

Section 1.4.   Acts of Holders; Record Dates.

               (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Agent and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 7.1) conclusive in favor of the Agent and the Company, if made in the manner provided in this Section.

               (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Agent deems sufficient.

               (c) The ownership of Securities shall be proved by the Income PRIDES Register or the Growth PRIDES Register, as the case may be.

               (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Certificate.

               (e) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Agreement to be given, made or taken by Holders of Securities. If any record date is set pursuant to this paragraph, the Holders of the Outstanding Income PRIDES and the Outstanding Growth PRIDES, as the case may be, on such record date, and no other Holders, shall be entitled to take the relevant action with respect to the Income PRIDES or the Growth PRIDES, as the case may be, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite number of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite number of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Agent in writing and to each Holder of Securities in the manner set forth in Section 1.6.

               With respect to any record date set pursuant to this Section, the Company may designate any date as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the Agent in writing, and to each Holder of Securities in the manner set forth in Section 1.6, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the Company shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

Section 1.5.   Notices.

               Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with,

                      (1) the Agent by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered or mailed, first-class postage prepaid, to the Agent at The First National Bank of Chicago, One First National Plaza, Suite 0126, Chicago, IL 60670-0126, Attention: Corporate Trust Services Division, or at any other address previously furnished in writing by the Agent to the Holders and the Company; or

                      (2) the Company by the Agent or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered or mailed, first-class postage prepaid, to the Company at Cendant Corporation, 9 West 57th Street, New York, NY 10019, Attention: Corporate Secretary, or at any other address previously furnished in writing to the Agent by the Company; or

                      (3) the Collateral Agent by the Agent, the Company or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered or mailed, first-class postage prepaid, addressed to the Collateral Agent at The Chase Manhattan Bank, 450 West 33rd Street, 15th Floor, New York, NY
        10001, Attention: Corporate Trust Administration, or at any other address previously furnished in writing by the Collateral Agent to the Agent, the Company and the Holders; or

                      (4) the Institutional Trustee by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered or mailed, first-class postage prepaid, addressed to the Institutional Trustee at Wilmington Trust Company [ ], Attention: Corporate Trust Services Division, or at any other address previously furnished in writing by the Institutional Trustee to the Company; or

                      (5) the Indenture Trustee by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered or mailed, first-class postage prepaid, addressed to the Indenture Trustee at [ ] or at any other address previously furnished in writing by the Indenture Trustee to the Company.

Section 1.6.   Notice to Holders; Waiver.

               Where this Agreement provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the applicable Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Agent, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

               In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Agent shall constitute a sufficient notification for every purpose hereunder.

Section 1.7.   Effect of Headings and Table of Contents.

               The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.8.   Successors and Assigns.

               All covenants and agreements in this Agreement by the Company shall bind its successors and assigns, whether so expressed or not.

Section 1.9.   Separability Clause.

               In case any provision in this Agreement or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof and thereof shall not in any way be affected or impaired thereby.

Section 1.10.  Benefits of Agreement.

               Nothing in this Agreement or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and, to the extent provided hereby, the Holders, any benefits or any legal or equitable right, remedy or claim under this Agreement. The Holders from time to time shall be beneficiaries of this Agreement and shall be bound by all of the terms and conditions hereof and of the Securities evidenced by their Certificates by their acceptance of delivery of such Certificates.

Section 1.11.  Governing Law.

               This Agreement and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

Section 1.12.  Legal Holidays.

               In any case where any Payment Date shall not be a Business Day, then (notwithstanding any other provision of this Agreement or the Income PRIDES Certificates or the Growth PRIDES Certificates) payment of the Contract Adjustment Payments, if any, shall not be made on such date, but such payments shall be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, provided that no interest shall accrue or be payable by the Company or any Holder for the period from and after any such Payment Date, except that, if such next succeeding Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day with the same force and effect as if made on such Payment Date.

               In any case where any Purchase Contract Settlement Date shall not be a Business Day, then (notwithstanding any other provision of this Agreement, the Income PRIDES Certificates or the Growth PRIDES Certificates), the Purchase Contracts shall not be performed on such date, but the Purchase Contracts shall be performed on the immediately following Business Day with the same force and effect as if performed on the Purchase Contract Settlement Date.

Section 1.13.  Counterparts.

               This Agreement may be executed in any number of counterparts by the parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

Section 1.14.  Inspection of Agreement.

               A copy of this Agreement shall be available at all reasonable times during normal business hours at the Corporate Trust Office for inspection by any Holder.

                                 ARTICLE II

                             Certificate Forms

Section 2.1.   Forms of Certificates Generally.

               The Income PRIDES Certificates (including the form of Purchase Contract forming part of the Income PRIDES evidenced thereby) shall be in substantially the form set forth in Exhibit A hereto, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Income PRIDES are listed or any depositary therefor, or as may, consistently herewith, be determined by the officers of the Company executing such Income PRIDES Certificates, as evidenced by their execution of the Income PRIDES Certificates.

               The definitive Income PRIDES Certificates shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing the Income PRIDES evidenced by such Income PRIDES Certificates, consistent with the provisions of this Agreement, as evidenced by their execution thereof.

               The Growth PRIDES Certificates (including the form of Purchase Contracts forming part of the Growth PRIDES evidenced thereby) shall be in substantially the form set forth in Exhibit B hereto, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Growth PRIDES may be listed or any depositary therefor, or as may, consistently herewith, be determined by the officers of the Company executing such Growth PRIDES Certificates, as evidenced by their execution of the Growth PRIDES Certificates.

               The definitive Growth PRIDES Certificates shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing the Growth PRIDES evidenced by such Growth PRIDES Certificates, consistent with the provisions of this Agreement, as evidenced by their execution thereof.

               Every Global Certificate authenticated, executed on behalf of the Holders and delivered hereunder shall bear a legend in substantially the following form:

               THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF THE CLEARING AGENCY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH CLEARING AGENCY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT.

Section 2.2.   Form of Agent's Certificate of Authentication.

               The form of the Agent's certificate of authentication of the Income PRIDES shall be in substantially the form set forth on the form of the Income PRIDES Certificates.

               The form of the Agent's certificate of authentication of the Growth PRIDES shall be in substantially the form set forth on the form of the Growth PRIDES Certificates.


                                ARTICLE III

                               The Securities

Section 3.1.   Title and Terms; Denominations.

               The aggregate number of Income PRIDES evidenced by Certificates authenticated, executed on behalf of the Holders and delivered hereunder is limited to except for Certificates authenticated, executed and delivered upon registration of transfer of, in exchange for, or in lieu of, other Certificates pursuant to Section 3.4, 3.5, 3.10, 3.13, 3.14, 5.9 or 8.5.

               The Certificates shall be issuable only in registered form and only in denominations of a single Income PRIDES or Growth PRIDES and any integral multiple thereof.

Section 3.2.   Rights and Obligations Evidenced by the Certificates.

               Each Income PRIDES Certificate shall evidence the number of Income PRIDES specified therein, with each such Income PRIDES representing the ownership by the Holder thereof of a beneficial interest in a Preferred Security or the Applicable Ownership Interest of the Treasury Portfolio, as the case may be, subject to the Pledge of such Preferred Security or the Applicable Ownership Interest of the Treasury Portfolio, as the case may be, by such Holder pursuant to the Pledge Agreement, and the rights and obligations of the Holder thereof and the Company under one Purchase Contract. The Agent as attorney-in-fact for, and on behalf of, the Holder of each Income PRIDES shall pledge, pursuant to the Pledge Agreement, the Preferred Security or the Applicable Ownership Interest of the Treasury Portfolio, as the case may be, forming a part of such Income PRIDES, to the Collateral Agent and grant to the Collateral Agent a security interest in the right, title, and interest of such Holder in such Preferred Security or the Applicable Ownership Interest of the Treasury Portfolio, as the case may be, for the benefit of the Company, to secure the obligation of the Holder under each Purchase Contract to purchase the Common Stock of the Company. Prior to the purchase of shares of Common Stock under each Purchase Contract, such Purchase Contracts shall not entitle the Holder of an Income PRIDES Certificates to any of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or for any other matter, or any other rights whatsoever as stockholders of the Company.

               Each Growth PRIDES Certificate shall evidence the number of Growth PRIDES specified therein, with each such Growth PRIDES representing the ownership by the Holder thereof of a 1/20 undivided beneficial interest in a Treasury Security with a principal amount equal to $1,000 subject to the Pledge of such Treasury Security by such Holder pursuant to the Pledge Agreement, and the rights and obligations of the Holder thereof and the Company under one Purchase Contract. Prior to the purchase, if any, of shares of Common Stock under the Purchase Contracts, such Growth PRIDES Certificates shall not entitle the Holders of Growth PRIDES Certificates to any of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or for any other matter, or any other rights whatsoever as stockholders of the Company.

Section 3.3.   Execution, Authentication, Delivery and Dating.

               Subject to the provisions of Sections 3.13 and 3.14 hereof, upon the execution and delivery of this Agreement, and at any time and from time to time thereafter, the Company may deliver Certificates executed by the Company to the Agent for authentication, execution on behalf of the Holders and delivery, together with its Issuer Order for authentication of such Certificates, and the Agent in accordance with such Issuer Order shall authenticate, execute on behalf of the Holders and deliver such Certificates.

               The Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents or Treasurer. The signature of any of these officers on the Certificates may be manual or facsimile.

               Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.

               No Purchase Contract evidenced by a Certificate shall be valid until such Certificate has been executed on behalf of the Holder by the manual signature of an authorized signatory of the Agent, as such Holder's attorney-in-fact. Such signature by an authorized signatory of the Agent shall be conclusive evidence that the Holder of such Certificate has entered into the Purchase Contracts evidenced by such Certificate.

               Each Certificate shall be dated the date of its authentication.

               No Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by an authorized signatory of the Agent by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.

Section 3.4.   Temporary Certificates.

               Pending the preparation of definitive Certificates, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holders, and deliver, in lieu of such definitive Certificates, temporary Certificates which are in substantially the form set forth in Exhibit A or Exhibit B hereto, as the case may be, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Income PRIDES or Growth PRIDES are listed, or as may, consistently herewith, be determined by the officers of the Company executing such Certificates, as evidenced by their execution of the Certificates.

               If temporary Certificates are issued, the Company will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the Corporate Trust Office, at the expense of the Company and without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, one or more definitive Certificates of like tenor and denominations and evidencing a like number of Income PRIDES or Growth PRIDES, as the case may be, as the temporary Certificate or Certificates so surrendered. Until so exchanged, the temporary Certificates shall in all respects evidence the same benefits and the same obligations with respect to the Income PRIDES or Growth PRIDES, as the case may be, evidenced thereby as definitive Certificates.

Section 3.5.   Registration; Registration of Transfer and Exchange.

               The Agent shall keep at the Corporate Trust Office a register (the "Income PRIDES Register") in which, subject to such reasonable regulations as it may prescribe, the Agent shall provide for the registration of Income PRIDES Certificates and of transfers of Income PRIDES Certificates (the Agent, in such capacity, the "Income PRIDES Registrar") and a Register (the "Growth PRIDES Register") in which, subject to such reasonable regulations as it may prescribe, the Agent shall provide for the registration of the Growth PRIDES Certificates and transfers of Growth PRIDES Certificates (the Agent, in such capacity, the "Growth PRIDES Registrar").

               Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the designated transferee or transferees, and deliver, in the name of the designated transferee or transferees, one or more new Certificates of any authorized denominations, like tenor, and evidencing a like number of Income PRIDES or Growth PRIDES, as the case may be.

               At the option of the Holder, Certificates may be exchanged for other Certificates, of any authorized denominations and evidencing a like number of Income PRIDES or Growth PRIDES, as the case may be, upon surrender of the Certificates to be exchanged at the Corporate Trust Office. Whenever any Certificates are so surrendered for exchange, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver the Certificates which the Holder making the exchange is entitled to receive.

               All Certificates issued upon any registration of transfer or exchange of a Certificate shall evidence the ownership of the same number of Income PRIDES or Growth PRIDES, as the case may be, and be entitled to the same benefits and subject to the same obligations, under this Agreement as the Income PRIDES or Growth PRIDES, as the case may be, evidenced by the Certificate surrendered upon such registration of transfer or exchange.

               Every Certificate presented or surrendered for registration of transfer or for exchange shall (if so required by the Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Agent duly executed, by the Holder thereof or its attorney duly authorized in writing.

               No service charge shall be made for any registration of transfer or exchange of a Certificate, but the Company and the Agent may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than any exchanges pursuant to Sections 3.6 and 8.5 not involving any transfer.

               Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Agent, and the Agent shall not be obligated to authenticate, execute on behalf of the Holder and deliver any Certificate presented or surrendered for registration of transfer or for exchange on or after the Business Day immediately preceding the earlier of the Purchase Contract Settlement Date or the Termination Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Agent shall (i) if the Purchase Contract Settlement Date has occurred, deliver the shares of Common Stock issuable in respect of the Purchase Contracts forming a part of the Securities evidenced by such Certificate, (ii) in the case of Income PRIDES, if a Termination Event shall have occurred prior to the Purchase Contract Settlement Date, transfer the aggregate Stated Amount of the Preferred Securities or the Treasury Portfolio, as applicable, evidenced thereby, or (iii) in the case of Growth PRIDES, if a Termination Event shall have occurred prior to the Purchase Contract Settlement Date, transfer the Treasury Securities evidenced thereby, in each case subject to the applicable conditions and in accordance with the applicable provisions of Article Five hereof.

Section 3.6.   Book-Entry Interests.

               The Certificates, on original issuance, will be issued in the form of one or more, fully registered Global Certificates, to be delivered to the Depositary by, or on behalf of, the Company. Such Global Certificate shall initially be registered on the books and records of the Company in the name of Cede & Co., the nominee of the Depositary, and no Beneficial Owner will receive a definitive Certificate representing such Beneficial Owner's interest in such Global Certificate, except as provided in Section 3.9. The Agent shall enter into an agreement with the Depositary if so requested by the Company. Unless and until definitive, fully registered Certificates have been issued to Beneficial Owners pursuant to
Section 3.9:

               (a) the provisions of this Section 3.6 shall be in full force and effect;

               (b) the Company shall be entitled to deal with the Clearing Agency for all purposes of this Agreement (including the payment of Contract Adjustment Payments, if any, and receiving approvals, votes or consents hereunder) as the Holder of the Securities and the sole holder of the Global Certificate(s) and shall have no obligation to the Beneficial Owners;

               (c) to the extent that the provisions of this Section 3.6 conflict with any other provisions of this Agreement, the provisions of this Section 3.6 shall control; and

               (d) the rights of the Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants. The Clearing Agency will make book entry transfers among Clearing Agency Participants and receive and transmit payments of Contract Adjustment Payments to such Clearing Agency Participants.

Section 3.7.   Notices to Holders.

               Whenever a notice or other communication to the Holders is required to be given under this Agreement, the Company or the Company's agent shall give such notices and communications to the Holders and, with respect to any Securities registered in the name of a Clearing Agency or the nominee of a Clearing Agency, the Company or the Company's agent shall, except as set forth herein, have no obligations to the Beneficial Owners.

Section 3.8.   Appointment of Successor Clearing Agency.

               If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Securities, the Company may, in its sole discretion, appoint a successor Clearing Agency with respect to the Securities.

Section 3.9.   Definitive Certificates.

               If (i) a Clearing Agency elects to discontinue its services as securities depositary with respect to the Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 3.8, (ii) the Company elects to terminate the book-entry system through the Clearing Agency with respect to the Securities, or (iii) there shall have occurred and be continuing a default by the Company in respect of its obligations under one or more Purchase Contracts, then upon surrender of the Global Certificates representing the Book-Entry Interests with respect to the Securities by the Clearing Agency, accompanied by registration instructions, the Company shall cause definitive Certificates to be delivered to Beneficial Owners in accordance with the instructions of the Clearing Agency. The Company shall not be liable for any delay in delivery of such instructions and may conclusively rely on and shall be protected in relying on, such instructions.

Section 3.10.  Mutilated, Destroyed, Lost and Stolen Certificates.

               If any mutilated Certificate is surrendered to the Agent, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, a new Certificate at the cost of the Holder, evidencing the same number of Income PRIDES or Growth PRIDES, as the case may be, and bearing a Certificate number not contemporaneously outstanding.

               If there shall be delivered to the Company and the Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) such security or indemnity at the cost of the Holder as may be required by them to hold each of them and any agent of any of them harmless, then, in the absence of notice to the Company or the Agent that such Certificate has been acquired by a bona fide purchaser, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver to the Holder, in lieu of any such destroyed, lost or stolen Certificate, a new Certificate, evidencing the same number of Income PRIDES or Growth PRIDES, as the case may be, and bearing a Certificate number not contemporaneously outstanding.

               Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Agent, and the Agent shall not be obligated to authenticate, execute on behalf of the Holder, and deliver to the Holder, a Certificate on or after the Business Day immediately preceding the earlier of the Purchase Contract Settlement Date or the Termination Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Agent shall (i) if the Purchase Contract Settlement Date has occurred, deliver the shares of Common Stock issuable in respect of the Purchase Contracts forming a part of the Securities evidenced by such Certificate, or (ii) if a Termination Event shall have occurred prior to the Purchase Contract Settlement Date, transfer the Preferred Securities, the appropriate Applicable Ownership Interest of the Treasury Portfolio or the Treasury Securities, as the case may be, evidenced thereby, in each case subject to the applicable conditions and in accordance with the applicable provisions of Article Five hereof.

               Upon the issuance of any new Certificate under this Section, the Company and the Agent may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Agent) connected therewith.

               Every new Certificate issued pursuant to this Section in lieu of any destroyed, lost or stolen Certificate shall constitute an original additional contractual obligation of the Company and of the Holder in respect of the Security evidenced thereby, whether or not the destroyed, lost or stolen Certificate (and the Securities evidenced thereby) shall be at any time enforceable by anyone, and shall be entitled to all the benefits and be subject to all the obligations of this Agreement equally and proportionately with any and all other Certificates delivered hereunder.

               The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

Section 3.11.  Persons Deemed Owners.

               Prior to due presentment of a Certificate for registration of transfer, the Company and the Agent, and any agent of the Company or the Agent, may treat the Person in whose name such Certificate is registered as the owner of the Income PRIDES or Growth PRIDES evidenced thereby, for the purpose of receiving distributions on the Preferred Securities or on the maturing quarterly interest strips of the Treasury Portfolio, as applicable, receiving payments of Contract Adjustment Payments, performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any distributions on the Preferred Securities or the Contract Adjustment Payments payable in respect of the Purchase Contracts constituting a part of the Income PRIDES or Growth PRIDES evidenced thereby shall be overdue and notwithstanding any notice to the contrary, and neither the Company nor the Agent, nor any agent of the Company or the Agent, shall be affected by notice to the contrary.

               Notwithstanding the foregoing, with respect to any Global Certificate, nothing herein shall prevent the Company, the Agent or any agent of the Company or the Agent, from giving effect to any written certification, proxy or other authorization furnished by any Clearing Agency (or its nominee), as a Holder, with respect to such Global Certificate or impair, as between such Clearing Agency and owners of beneficial interests in such Global Certificate, the operation of customary practices governing the exercise of rights of such Clearing Agency (or its nominee) as Holder of such Global Certificate.

Section 3.12.  Cancellation.

               All Certificates surrendered for delivery of shares of Common Stock on or after the Purchase Contract Settlement Date, upon the transfer of Preferred Securities, the appropriate Applicable Ownership Interest of the Treasury Portfolio or Treasury Securities, as the case may be, after the occurrence of a Termination Event or pursuant to an Early Settlement, or upon the registration of a transfer or exchange of a Security, or a Collateral Substitution or the re-establishment of an Income PRIDES shall, if surrendered to any Person other than the Agent, be delivered to the Agent and, if not already cancelled, shall be promptly cancelled by it. The Company may at any time deliver to the Agent for cancellation any Certificates previously authenticated, executed and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Certificates so delivered shall, upon Issuer Order, be promptly cancelled by the Agent. No Certificates shall be authenticated, executed on behalf of the Holder and delivered in lieu of or in exchange for any Certificates cancelled as provided in this Section, except as expressly permitted by this Agreement. All cancelled Certificates held by the Agent shall be destroyed by the Agent unless otherwise directed by Issuer Order.

               If the Company or any Affiliate of the Company shall acquire any Certificate, such acquisition shall not operate as a cancellation of such Certificate unless and until such Certificate is delivered to the Agent cancelled or for cancellation.

Section 3.13.  Establishment or Reestablishment of Growth PRIDES

               A Holder may separate the Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as applicable, from the related Purchase Contracts in respect of an Income PRIDES by substituting for such Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, Treasury Securities in an aggregate principal amount equal to the aggregate Stated Amount of such Preferred Securities or for the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as applicable (a "Collateral Substitution"), at any time from and after the date of this Agreement and on or prior to the fifth Business Day immediately preceding the Purchase Contract Settlement Date in the case of the Preferred Securities and on or prior to the second Business Day immediately preceding the Purchase Contract Settlement Date in the case of the appropriate Applicable Ownership Interest of the Treasury Portfolio, in each case by (a) depositing with the Collateral Agent Treasury Securities having an aggregate principal amount equal to the aggregate Stated Amount of the Preferred Securities comprising part of such Income PRIDES or for the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio comprising part of such Income PRIDES, as the case may be, and (b) (i) in the event that Contract Adjustment Payments are at a higher rate for Income PRIDES than for Growth PRIDES, by delivering cash in an amount equal to the excess of the Contract Adjustment Payments that would have accrued since the last Payment Date through the date of substitution on the Growth PRIDES being created by the holder, over the Contract Adjustment Payments that have accrued over the same time period on the related Income PRIDES, which amount the Agent shall promptly remit to the Company, and (ii) transferring the related Income PRIDES to the Agent accompanied by a notice to the Agent, substantially in the form of Exhibit D hereto, stating that the Holder has transferred the relevant amount of Treasury Securities to the Collateral Agent and requesting that the Agent instruct the Collateral Agent to release the Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, underlying such Income PRIDES, whereupon the Agent shall promptly give such instruction to the Collateral Agent, substantially in the form of Exhibit C hereto. Upon receipt of the Treasury Securities described in clause (a) above and the instruction described in clause (b) above, in accordance with the terms of the Pledge Agreement, the Collateral Agent will release to the Agent, on behalf of the Holder, Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, having a corresponding aggregate Stated Amount of such Preferred Securities or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, from the Pledge, free and clear of the Company's security interest therein, and upon receipt thereof the Agent shall promptly:

                                    (i) cancel the related Income PRIDES;

                                    (ii) transfer the Preferred Securities
        or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, to the Holder; and

                                    (iii) authenticate, execute on behalf
        of such Holder and deliver a Growth PRIDES Certificate executed by the Company in accordance with Section 3.3 evidencing the same number of Purchase Contracts as were evidenced by the cancelled Income PRIDES.

               Holders who elect to separate the Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, from the related Purchase Contract and to substitute Treasury Securities for such Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, shall be responsible for any fees or expenses payable to the Collateral Agent for its services as Collateral Agent in respect of the substitution, and the Company shall not be responsible for any such fees or expenses.

               Holders may make Collateral Substitutions (i) only in integral multiples of 20 Income PRIDES if Preferred Securities are being substituted by Treasury Securities, or (ii) only in integral multiples of 160,000 Income PRIDES if the appropriate Applicable Ownership Interests of the Treasury Portfolio are being substituted by Treasury Securities.

               In the event a Holder making a Collateral Substitution pursuant to this Section 3.13 fails to effect a book-entry transfer of the Income PRIDES or fails to deliver an Income PRIDES Certificate(s) to the Agent after depositing Treasury Securities with the Collateral Agent, the Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, constituting a part of such Income PRIDES, and any distributions on such Preferred Security or the Applicable Ownership Interest of the Treasury Portfolio, as the case may be, shall be held in the name of the Agent or its nominee in trust for the benefit of such Holder, until such Income PRIDES is so transferred or the Income PRIDES Certificate is so delivered, as the case may be, or, with respect to an Income PRIDES Certificate, such Holder provides evidence satisfactory to the Company and the Agent that such Income PRIDES Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Agent and the Company.

               Except as described in this Section 3.13, for so long as the Purchase Contract underlying an Income PRIDES remains in effect, such Income PRIDES shall not be separable into its constituent parts, and the rights and obligations of the Holder in respect of the Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, and Purchase Contract comprising such Income PRIDES may be acquired, and may be transferred and exchanged, only as an Income PRIDES.

Section 3.14.  Establishment or Reestablishment of Income PRIDES.

               A Holder of a Growth PRIDES may create or recreate Income PRIDES at any time (i) on or prior to the fifth Business Day immediately preceding the Purchase Contract Settlement Date, if a Tax Event Redemption has not occurred, and (ii) on or prior to the second Business Day immediately preceding the Purchase Contract Settlement Date, if a Tax Event Redemption has occurred, in each case by (a) depositing with the Collateral Agent Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, having an aggregate Stated Amount in the case of the Preferred Securities, or an appropriate Applicable Ownership Interest (as defined in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, equal to the aggregate principal amount of the Treasury Securities comprising part of the Growth PRIDES and (b) (i) in the event that Contract Adjustment Payments are at a higher rate for Income PRIDES than for Growth PRIDES, by delivering to the Agent cash in an amount equal to the excess of the Contract Adjustment Payments that would have accrued since the last payment date through the date of substitution on the Income PRIDES being created or recreated by such holders, over the Contract Adjustment Payments that have accrued over the same time period on the related Growth PRIDES transferring the related Growth PRIDES to the Agent accompanied by a notice to the Agent, substantially in the form of Exhibit D hereto, stating that the Holder has transferred the relevant amount of Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, to the Collateral Agent and requesting that the Agent instruct the Collateral Agent to release the Treasury Securities underlying such Growth PRIDES, whereupon the Agent shall promptly give such instruction to the Collateral Agent, substantially in the form of Exhibit C hereto. Upon receipt of the Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, described in clause
(a) above and the instruction described in clause (b) above, in accordance with the terms of the Pledge Agreement, the Collateral Agent will effect the release of the Treasury Securities having a corresponding aggregate principal amount from the Pledge to the Agent free and clear of the Company's security interest therein, and upon receipt thereof the Agent shall promptly:

                                    (i) cancel the related Growth PRIDES;

                                    (ii) transfer the Treasury Securities
        to the Holder; and

                                    (iii) authenticate, execute on behalf
        of such Holder and deliver an Income PRIDES Certificate executed by the Company in accordance with Section 3.3 evidencing the same number of Purchase Contracts as were evidenced by the cancelled Growth PRIDES.

               Holders of Growth PRIDES may establish or reestablish Income PRIDES in integral multiples of 20 Growth PRIDES for 20 Income PRIDES if a Tax Event Redemption has not occurred, and in integral multiples of 160,000 Growth PRIDES for 160,000 Income PRIDES if a Tax Event Redemption has occurred.

               Except as provided in this Section 3.14, for so long as the Purchase Contract underlying a Growth PRIDES remains in effect, such Growth PRIDES shall not be separable into its constituent parts and the rights and obligations of the Holder of such Growth PRIDES in respect of the Treasury Security and Purchase Contract comprising such Growth PRIDES may be acquired, and may be transferred and exchanged only as a Growth PRIDES.

Section 3.15.  Transfer of Collateral upon Occurrence of Termination Event.

               Upon the occurrence of a Termination Event and the transfer to the Agent of the Preferred Securities, the appropriate Applicable Ownership Interest of the Treasury Portfolio or the Treasury Securities, as the case may be, underlying the Income PRIDES and the Growth PRIDES pursuant to the terms of the Pledge Agreement, the Agent shall request transfer instructions with respect to such Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio or Treasury Securities, as the case may be, from each Holder by written request mailed to such Holder at its address as it appears in the Income PRIDES Register or the Growth PRIDES Register, as the case may be. Upon book-entry transfer of the Income PRIDES or Growth PRIDES or delivery of an Income PRIDES Certificate or Growth PRIDES Certificate to the Agent with such transfer instructions, the Agent shall transfer the Preferred Securities, the Treasury Portfolio or Treasury Securities, as the case may be, underlying such Income PRIDES or Growth PRIDES, as the case may be, to such Holder by book-entry transfer, or other appropriate procedures, in accordance with such instructions. In the event a Holder of Income PRIDES or Growth PRIDES fails to effect such transfer or delivery, the Preferred Securities, the appropriate Applicable Ownership Interest of the Treasury Portfolio or Treasury Securities, as the case may be, underlying such Income PRIDES or Growth PRIDES, as the case may be, and any distributions thereon, shall be held in the name of the Agent or its nominee in trust for the benefit of such Holder, until such Income PRIDES or Growth PRIDES are transferred or the Income PRIDES Certificate or Growth PRIDES Certificate is surrendered or such Holder provides satisfactory evidence that such Income PRIDES Certificate or Growth PRIDES Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Agent and the Company.

Section 3.16.  No Consent to Assumption.

               Each Holder of a Security, by acceptance thereof, shall be deemed expressly to have withheld any consent to the assumption under
Section 365 of the Bankruptcy Code or otherwise, of the Purchase Contract by the Company, receiver, liquidator or a person or entity performing similar functions, its trustee in the event that the Company becomes the debtor under the Bankruptcy Code or subject to other similar state or federal law providing for reorganization or liquidation.


                                 ARTICLE IV

                          The Preferred Securities

Section 4.1. Payment of Distribution; Rights to Distributions Preserved; Distribution Rate Reset; Notice.

               A distribution on any Preferred Security or on the appropriate Applicable Ownership Interest in the Treasury Portfolio, as the case may be, which is paid on any Payment Date shall, subject to receipt thereof by the Agent from the Collateral Agent as provided by the terms of the Pledge Agreement, be paid to the Person in whose name the Income PRIDES Certificate (or one or more Predecessor Income PRIDES Certificates) of which such Preferred Security or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, is a part is registered at the close of business on the Record Date for such Payment Date.

               Each Income PRIDES Certificate evidencing Preferred Securities delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of any other Income PRIDES Certificate shall carry the rights to distributions accrued and unpaid, and to accrue distributions, which were carried by the Preferred Securities underlying such other Income PRIDES Certificate.

               In the case of any Income PRIDES with respect to which Cash Settlement of the underlying Purchase Contract is effected on the Business Day immediately preceding the Purchase Contract Settlement Date pursuant to prior notice, or with respect to which Early Settlement of the underlying Purchase Contract is effected on a Early Settlement Date, or with respect to which a Collateral Substitution is effected, in each case on a date that is after any Record Date and on or prior to the next succeeding Payment Date, distributions on the Preferred Securities or on the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, underlying such Income PRIDES otherwise payable on such Payment Date shall be payable on such Payment Date notwithstanding such Cash Settlement or Early Settlement or Collateral Substitution, and such distributions shall, subject to receipt thereof by the Agent, be payable to the Person in whose name the Income PRIDES Certificate (or one or more Predecessor Income PRIDES Certificates) was registered at the close of business on the Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Income PRIDES with respect to which Cash Settlement or Early Settlement of the underlying Purchase Contract is effected on the Business Day immediately preceding the Purchase Contract Settlement Date or an Early Settlement Date, as the case may be, or with respect to which a Collateral Substitution has been effected, distributions on the related Preferred Securities or on the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, that would otherwise be payable after the Purchase Contract Settlement Date or Early Settlement Date shall not be payable hereunder to the Holder of such Income PRIDES; provided, however, that to the extent that such Holder continues to hold the separated Preferred Securities that formerly comprised a part of such Holder's Income PRIDES, such Holder shall be entitled to receive the distributions on such separated Preferred Securities.

               The applicable Coupon Rate on the Preferred Securities on and after the Purchase Contract Settlement Date will be reset on the third Business Day immediately preceding the Purchase Contract Settlement Date to the Reset Rate (such Reset Rate to be in effect on and after the purchase Contract Settlement Date). On the Reset Announcement Date the Reset Spread and the Two-Year Benchmark Treasury to be used to determine the Reset Rate will be announced by the Company. On the Business Day immediately following the Reset Announcement Date, the Preferred Securities Holders will be notified of such Reset Spread and Two-Year Benchmark Treasury by the Company. Such notice shall be sufficiently given to Holders of Preferred Securities if published in an Authorized Newspaper in The City of New York.

               Not later than 10 calendar days nor more than 15 calendar days prior to the Reset Announcement Date, the Company will notify the DTC or its nominee (or any successor Clearing Agency or its nominee) by first-class mail, postage prepaid, to notify the Beneficial Owners or Clearing Agency Participants holding Income PRIDES or Growth PRIDES, of such Reset Announcement Date and the procedures to be followed by such Holders of Income PRIDES who intend to settle their obligation under the Purchase Contract with separate cash on the Purchase Contract Settlement Date.

Section 4.2.   Notice and Voting.

               Under the terms of the Pledge Agreement, the Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Preferred Securities pledged with the Collateral Agent but only to the extent instructed by the Holders as described below. Upon receipt of notice of any meeting at which holders of Preferred Securities are entitled to vote or upon any solicitation of consents, waivers or proxies of holders of Preferred Securities, the Agent shall, as soon as practicable thereafter, mail to the Holders of Income PRIDES a notice (a) containing such information as is contained in the notice or solicitation, (b) stating that each Holder on the record date set by the Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Preferred Securities entitled to vote) shall be entitled to instruct the Agent as to the exercise of the voting rights pertaining to the Preferred Securities underlying their Income PRIDES and
(c) stating the manner in which such instructions may be given. Upon the written request of the Holders of Income PRIDES on such record date, the Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of Preferred Securities as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of an Income PRIDES, the Agent shall abstain from voting the Preferred Security underlying such Income PRIDES. The Company hereby agrees, if applicable, to solicit Holders of Income PRIDES to timely instruct the Agent in order to enable the Agent to vote such Preferred Securities and the Trust shall covenant to such effect in the Declaration.

Section 4.3.   Distribution of Debentures; Tax Event Redemption

               Upon the occurrence of an Investment Company Event or a liquidation of the Trust in accordance with the Declaration, a principal amount of Debentures constituting the assets of the Trust and underlying the Preferred Securities equal to the aggregate Stated Amount of the Pledged Preferred Securities shall be delivered to the Collateral Agent in exchange for the Pledged Preferred Securities. Thereafter, the Debentures will be substituted for the Pledged Preferred Securities, and will be held by the Collateral Agent in accordance with the terms of the Pledge Agreement to secure the obligations of each Holder of an Income PRIDES to purchase the Common Stock of the Company under the Purchase Contracts constituting a part of such Income PRIDES. Following the occurrence of an Investment Company Event or a liquidation of the Trust, the Holders and the Collateral Agent shall have such security interests, rights and obligations with respect to the Debentures as the Holders and the Collateral Agent had in respect of the Preferred Securities subject to the Pledge thereof as provided in Articles II, III, IV, V and VI of the Pledge Agreement, and any reference herein to the Preferred Securities shall be deemed to be a reference to such Debentures. The Company may cause to be made in any Income PRIDES Certificates thereafter to be issued such change in phraseology and form (but not in substance) as may be appropriate to reflect the liquidation of the Trust and the substitution of Debentures for Preferred Securities as Collateral.

               Upon the occurrence of a Tax Event Redemption prior to the Purchase Contract Settlement Date, the Redemption Price payable on the Tax Event Redemption Date with respect to the Applicable Principle Amount of Debentures shall be delivered to the Collateral Agent in exchange for the Pledged Preferred Securities. Thereafter, pursuant to the terms of the Pledge Agreement, the Collateral Agent will apply an amount equal to the Redemption Amount of such Redemption Price to purchase on behalf of the Holders of Income PRIDES the Treasury Portfolio and promptly remit the remaining portion of such Redemption Price to the Agent for payment to the Holders of such Income PRIDES. The Treasury Portfolio will be substituted for the Pledged Preferred Securities, and will be held by the Collateral Agent in accordance with the terms of the Pledge Agreement to secure the obligation of each Holder of an Income PRIDES to purchase the Common Stock of the Company under the Purchase Contract constituting a part of such Income PRIDES. Following the occurrence of a Tax Event Redemption prior to the Purchase Contract Settlement Date, the Holders of Income PRIDES and the Collateral Agent shall have such security interests, rights and obligations with respect to the Treasury Portfolio as the Holder of Income PRIDES and the Collateral Agent had in respect of the Preferred Security or Debentures, as the case may be, subject to the Pledge thereof as provided in Articles II, III, IV, V, and VI of the Pledge Agreement, and any reference herein to the Preferred Security or the Debenture shall be deemed to be reference to such Treasury Portfolio. The Company may cause to be made in any Income PRIDES Certificates thereafter to be issued such change in phraseology and form (but not in substance) as may be appropriate to reflect the liquidation of the Trust and the substitution of the Treasury Portfolio for Preferred Securities or Debentures as collateral.


                                 ARTICLE V

                           The Purchase Contracts

Section 5.1.   Purchase of Shares of Common Stock.

               Each Purchase Contract shall, unless an Early Settlement has occurred in accordance with Section 5.9 hereof, obligate the Holder of the related Security to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Stated Amount (the "Purchase Price"), a number of newly issued shares of Common Stock equal to the Settlement Rate unless, on or prior to the Purchase Contract Settlement Date, there shall have occurred a Termination Event with respect to the Security of which such Purchase Contract is a part. The "Settlement Rate" is equal to (a) if the Applicable Market Value (as defined below) is equal to or greater than $_____ (the "Threshold Appreciation Price"), _____ shares of Common Stock per Purchase Contract, (b) if the Applicable Market Value is less than the Threshold Appreciation Price, but is greater than $_____, the number of shares of Common Stock equal to the Stated Amount divided by the Applicable Market Value and (c) if the Applicable Market Value is less than or equal to $_____, _____ shares of Common Stock per Purchase Contract, in each case subject to adjustment as provided in
Section 5.6 (and in each case rounded upward or downward to the nearest 1/10,000th of a share). As provided in Section 5.10, no fractional shares of Common Stock will be issued upon settlement of Purchase Contracts.

               The "Applicable Market Value" means the average of the Closing Price per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date. The "Closing Price" of the Common Stock on any date of determination means the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock on the New York Stock Exchange (the "NYSE") on such date or, if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States national or regional securities exchange, as reported by The Nasdaq Stock Market, or, if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company. A "Trading Day" means a day on which the Common Stock (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

               Each Holder of an Income PRIDES or a Growth PRIDES, by its acceptance thereof, irrevocably authorizes the Agent to enter into and perform the related Purchase Contract on its behalf as its attorney-in-fact (including the execution of Certificates on behalf of such Holder), agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Purchase Contracts, and consents to the provisions hereof, irrevocably authorizes the Agent as its attorney-in-fact to enter into and perform the Pledge Agreement on its behalf as its attorney-in-fact, and consents to and agrees to be bound by the Pledge of the Preferred Securities, the Treasury Portfolio or the Treasury Securities pursuant to the Pledge Agreement; provided that upon a Termination Event, the rights of the Holder of such Security under the Purchase Contract may be enforced without regard to any other rights or obligations. Each Holder of an Income PRIDES or a Growth PRIDES, by its acceptance thereof, further covenants and agrees, that, to the extent and in the manner provided in
Section 5.4 and the Pledge Agreement, but subject to the terms thereof, payments in respect of the Stated Amount of the Preferred Securities or the Proceeds of the Treasury Securities or the Treasury Portfolio on the Purchase Contract Settlement Date shall be paid by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

               Upon registration of transfer of a Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee), under the terms of this Agreement, the Purchase Contracts underlying such Certificate and the Pledge Agreement and the transferor shall be released from the obligations under this Agreement, the Purchase Contracts underlying the Certificates so transferred and the Pledge Agreement. The Company covenants and agrees, and each Holder of a Certificate, by its acceptance thereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

Section 5.2.   Contract Adjustment Payments.

               Subject to Section 5.3 herein, the Company shall pay, on each Payment Date, the Contract Adjustment Payments payable in respect of each Purchase Contract to the Person in whose name a Certificate (or one or more Predecessor Certificates) is registered at the close of business on the Record Date next preceding such Payment Date. The Contract Adjustment Payments will be payable at the office of the Agent in The City of New York maintained for that purpose or, at the option of the Company, by check mailed to the address of the Person entitled thereto at such Person's address as it appears on the Income PRIDES Register or Growth PRIDES Register.

               Upon the occurrence of a Termination Event, the Company's obligation to pay Contract Adjustment Payments (including any accrued or Deferred Contract Adjustment Payments) shall cease.

               Each Certificate delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of (including as a result of a Collateral Substitution or the re-establishment of an Income PRIDES) any other Certificate shall carry the rights to Contract Adjustment Payments accrued and unpaid, and to accrue Contract Adjustment Payments, which were carried by the Purchase Contracts underlying such other Certificates.

               Subject to Section 5.9, in the case of any Security with respect to which Early Settlement of the underlying Purchase Contract is effected on an Early Settlement Date that is after any Record Date and on or prior to the next succeeding Payment Date, Contract Adjustment Payments, if any, otherwise payable on such Payment Date shall be payable on such Payment Date notwithstanding such Early Settlement, and such Contract Adjustment Payments shall be paid to the Person in whose name the Certificate evidencing such Security (or one or more Predecessor Certificates) is registered at the close of business on such Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security with respect to which Early Settlement of the underlying Purchase Contract is effected on an Early Settlement Date, Contract Adjustment Payments that would otherwise be payable after the Early Settlement Date with respect to such Purchase Contract shall not be payable.

               The Company's obligations with respect to Contract
Adjustment Payments, will be subordinated and junior in right of payment to the Company's obligations under any Senior Indebtedness.

Section 5.3.   Deferral of Payment Dates For Contract Adjustment Payments.

               The Company shall have the right, at any time prior to the Purchase Contract Settlement Date, to defer the payment of any or all of the Contract Adjustment Payments otherwise payable on any Payment Date, but only if the Company shall give the Holders and the Agent written notice of its election to defer such payment (specifying the amount to be deferred) at least ten Business Days prior to the earlier of (i) the next succeeding Payment Date or (ii) the date the Company is required to give notice of the Record Date or Payment Date with respect to payment of such Contract Adjustment Payments to the New York Stock Exchange or other applicable self-regulatory organization or to Holders of the Securities, but in any event not less than one Business Day prior to such Record Date. Any Contract Adjustment Payments so deferred shall bear additional Contract Adjustment Payments thereon at the rate of ____% per annum (computed on the basis of 360 day year of twelve 30 day months), compounding on each succeeding Payment Date, until paid in full (such deferred installments of Contract Adjustment Payments together with the additional Contract Adjustment Payments accrued thereon, being referred to herein as the "Deferred Contract Adjustment Payments"). Deferred Contract Adjustment Payments shall be due on the next succeeding Payment Date except to the extent that payment is deferred pursuant to this Section. No Contract Adjustment Payments may be deferred to a date that is after the Purchase Contract Settlement Date. If the Purchase Contracts are terminated upon the occurrence of a Termination Event, the Holder's right to receive Contract Adjustment Payments and Deferred Contract Adjustment Payments will terminate.

               In the event that the Company elects to defer the payment of Contract Adjustment Payments on the Purchase Contracts until the Purchase Contract Settlement Date, each Holder will receive on the Purchase Contract Settlement Date in lieu of a cash payment a number of shares of Common Stock (in addition to a number of shares of Common Stock equal to the Settlement Rate) equal to (x) the aggregate amount of Deferred Contract Adjustment Payments payable to such Holder divided by (y) the Applicable Market Value.

               In the event the Company exercises its option to defer the payment of Contract Adjustment Payments, then, until the Deferred Contract Adjustment Payments have been paid, the Company shall not declare or pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of its capital stock or make guarantee payments with respect to the foregoing (other than (i) purchases or acquisitions of shares of capital stock of the Company in connection with the satisfaction by the Company of its obligations under any employee or agent benefit plans or the satisfaction by the Company of its obligations pursuant to any contract or security outstanding on the date of such event requiring the Company to purchase capital stock of the Company, (ii) as a result of a reclassification of the Company's capital stock or the exchange or conversion of one class or series of the Company's capital stock for another class or series of the Company's capital stock,
(iii) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (iv) dividends or distributions in capital stock of the Company (or rights to acquire capital stock) or repurchases or redemptions of capital stock solely from the issuance or exchange of capital stock or (v) redemptions or repurchases of any rights outstanding under a shareholder rights plan and the declaration thereunder of a dividend of rights in the future).

               No fractional shares of Common Stock will be issued by the Company with respect to the payment of Deferred Contract Adjustment Payments on the Purchase Contract Settlement Date. In lieu of fractional shares otherwise issuable with respect to such payment of Deferred Contract Adjustment Payments, the Holder will be entitled to receive an amount in cash as provided in Section 5.10.

Section 5.4.   Payment of Purchase Price.

               (a) (i) Unless a Tax Event Redemption has occurred or a Holder settles the underlying Purchase Contract through the early delivery of cash to the Purchase Contract Agent in the manner described in Section 5.9, each Holder of an Income PRIDES must notify the Agent by use of a notice in substantially the form of Exhibit E hereto of its intention to pay in cash ("Cash Settlement") the Purchase Price for the shares of Common Stock to be purchased pursuant to a Purchase Contract. Such notice shall be made on or prior to 5:00 p.m., New York City time, on the fifth Business Day immediately preceding the Purchase Contract Settlement Date. The Agent shall promptly notify the Collateral Agent of the receipt of such a notice from a Holder intending to make a Cash Settlement.

                                    (ii) A Holder of an Income PRIDES who
        has so notified the Agent of its intention to make a Cash Settlement is required to pay the Purchase Price to the Collateral Agent prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Contract Settlement Date in lawful money of the United States by certified or cashiers' check or wire transfer, in each case in immediately available funds payable to or upon the order of the Company. Any cash received by the Collateral Agent will be invested promptly by the Collateral Agent in Permitted Investments and paid to the Company on the Purchase Contract Settlement Date in settlement of the Purchase Contract in accordance with the terms of this Agreement and the Pledge Agreement. Any funds received by the Collateral Agent in respect of the investment earnings from the investment in such Permitted Investments, will be distributed to the Agent when received for payment to the Holder.

                                    (iii) If a Holder of an Income PRIDES
        fails to notify the Agent of its intention to make a Cash Settlement in accordance with paragraph (a)(i) above, such failure shall constitute an event of default and the Holder shall be deemed to have consented to the disposition of the pledged Preferred Securities pursuant to the Remarketing as described in paragraph
        (b) below. If a Holder of an Income PRIDES does notify the Agent as provided in paragraph (a)(i) above of its intention to pay the Purchase Price in cash, but fails to make such payment as required by paragraph (a)(ii) above, such failure shall also constitute a default; however, the Preferred Securities of such a Holder will not be remarketed but instead the Collateral Agent, for the benefit of the Company, will exercise its rights as a secured party with respect to such Preferred Securities, including those rights specified in paragraph (c) below.

               (b) In order to dispose of the Preferred Securities of Income PRIDES Holders who have not notified the Agent of their intention to effect a Cash Settlement as provided in paragraph (a)(i) above, the Company shall engage a nationally recognized investment bank (the "Remarketing Agent") pursuant to the Remarketing Agreement to sell such Preferred Securities. In order to facilitate the remarketing, the Agent shall notify, by 10:00 a.m., New York City time, on the fourth Business Day immediately preceding the Purchase Contract Settlement Date, the Remarketing Agent of the aggregate number of Preferred Securities to be remarketed. Concurrently, the Collateral Agent, pursuant to the terms of the Pledge Agreement, will present for remarketing such Preferred Securities to the Remarketing Agent. Upon receipt of such notice from the Agent and such Preferred Securities from the Collateral Agent, the Remarketing Agent will, on the third Business Day immediately preceding the Purchase Contract Settlement Date, use its reasonable efforts to remarket such Preferred Securities on such date at a price of approximately 100.5% (but not less than 100%) of the aggregate stated liquidation amount of such Preferred Securities, plus accrued and unpaid distributions (including deferred distributions), if any, thereon. After deducting as the remarketing fee ("Remarketing Fee") an amount not exceeding 25 basis points (.25%) of the aggregate stated liquidation amount of the remarketed Preferred Securities from any amount of such proceeds in excess of the aggregate stated liquidation amount of the remarketed Preferred Securities plus accrued and unpaid distributions (including any deferred distributions), if any, then the Remarketing Agent will remit the entire amount of the proceeds from such remarketing to the Collateral Agent. Such portion of the proceeds, equal to the aggregate stated liquidation amount of such Preferred Securities, will automatically be applied by the Collateral Agent, in accordance with the Pledge Agreement to satisfy in full such Income PRIDES holders' obligations to pay the Purchase Price for the Common Stock under the related Purchase Contracts on the Purchase Contract Settlement Date. Any proceeds in excess of those required to pay the Purchase Price and the Remarketing Fee will be remitted to the Agent for payment to the Holders of the related Income PRIDES. Income PRIDES Holders whose Preferred Securities are so remarketed will not otherwise be responsible for the payment of any Remarketing Fee in connection therewith. If, in spite of using its reasonable efforts, the Remarketing Agent cannot remarket the related Preferred Securities of such Holders of Income PRIDES at a price not less then 100% of the aggregate stated liquidation amount of such Preferred Securities plus accrued and unpaid distributions (including deferred distributions), if any, the remarketing will be deemed to have failed (a "Failed Remarketing") and in accordance with the terms of the Pledge Agreement the Collateral Agent for the benefit of the Company will exercise its rights as a secured party with respect to such Preferred Securities, including those actions specified in paragraph (c) below; provided, that if upon a Failed Remarketing the Collateral Agent exercises such rights for the benefit of the Company with respect to such Preferred Securities, any accrued and unpaid distributions (including any deferred distributions) on such Preferred Securities will become payable by the Company to the Agent for payment to the Beneficial Owner of the Income PRIDES to which such Preferred Securities relates. Such payment will be made by the Company on or prior to 11 a.m. New York City time on the Purchase Contract Settlement Date in lawful money of the United States by certified or cashiers' check or wire transfer in immediately available funds payable to or upon the order of the Agent. The Company will cause a notice of such Failed Remarketing to be published on the Second Business Day immediately preceding the Purchase Contract Settlement Date in a daily newspaper in the English language of general circulation in The City of New York, which is expected to be The Wall Street Journal.

               (c) With respect to any Preferred Securities beneficially owned by Holders who have elected Cash Settlement but failed to deliver cash as required in (a)(ii) above, or with respect to Preferred Securities which are subject to a Failed Remarketing, the Collateral Agent for the benefit of the Company reserves all of its rights as a secured party with respect thereto and, subject to applicable law and paragraph (h) below, may, among other things, (i) retain the Preferred Securities in full satisfaction of the Holders obligations under the Purchase Contracts or
(ii) sell the Preferred Securities in one or more public or private sales.

               (d) (i) Unless a Holder of Growth PRIDES or Income PRIDES (if a Tax Event Redemption has occurred) settles the underlying Purchase Contract through the early delivery of cash to the Purchase Contract Agent in the manner described in Section 5.9, each Holder of a Growth PRIDES or Income PRIDES (if a Tax Event Redemption has occurred) must notify the Agent by use of a notice in substantially the form of Exhibit E hereto of its intention to pay in cash the Purchase Price for the shares of Common Stock to be purchased pursuant to a Purchase Contract on or prior to 5:00 p.m., New York City time, on the second Business Day immediately preceding the Purchase Contract Settlement Date.

                                    (ii)  A Holder of a Growth PRIDES
        or Income PRIDES (if a Tax Event Redemption has occurred) who has so notified the Agent of its intention to make a Cash Settlement in accordance with paragraph (d)(i) above is required to pay the Purchase Price to the Collateral Agent prior to 11:00 a.m., New York City time, on the Business Day immediately preceding the Purchase Contract Settlement Date in lawful money of the United States by certified or cashiers' check or wire transfer, in each case in immediately available funds payable to or upon the order of the Company. Any cash received by the Collateral Agent will be invested promptly by the Collateral Agent in Permitted Investments and paid to the Company on the Purchase Contract Settlement Date in settlement of the Purchase Contract in accordance with the terms of this Agreement and the Pledge Agreement. Any funds received by the Collateral Agent in respect of the investment earnings from the investment in such Permitted Investments will be distributed to the Agent when received for payment to the Holder.

                                    (iii) If a Holder of a Growth PRIDES
        fails to notify the Agent of its intention to make a Cash Settlement in accordance with paragraph (d)(i) above, or if a Holder of an Income PRIDES (if a Tax Event Redemption has occurred) does notify the Agent as provided in paragraph (d)(i) above its intention to pay the Purchase Price in cash, but fails to make such payment as required by paragraph (d)(ii) above, then upon the maturity of the Pledged Treasury Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, held by the Collateral Agent on the Business Day immediately prior to the Purchase Contract Settlement Date, the principal amount of the Treasury Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, received by the Collateral Agent will be invested promptly in overnight Permitted Investments. On the Purchase Contract Settlement Date an amount equal to the Purchase Price will be remitted to the Company as payment thereof without receiving any instructions from the Holder. In the event the sum of the proceeds from the related Pledged Treasury Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, and the investment earnings earned from such investments is in excess of the aggregate Purchase Price of the Purchase Contracts being settled thereby, the Collateral Agent will distribute such excess to the Agent for the benefit of the Holder of the related Growth PRIDES or Income PRIDES when received.

               (e) Any distribution to Holders of excess funds and interest described above, shall be payable at the office of the Agent in The City of New York maintained for that purpose or, at the option of the Holder, by check mailed to the address of the Person entitled thereto at such address as it appears on the Register.

               (f) Unless a Holder settles the underlying Purchase Contract through the early delivery of cash to the Collateral Agent in the manner described herein, the Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificate therefor to the Holder unless it shall have received payment in full of the Purchase Price for the shares of Common Stock to be purchased thereunder in the manner herein set forth.

               (g) Upon Cash Settlement of any Purchase Contract, (i) the Collateral Agent will in accordance with the terms of the Pledge Agreement cause the Pledged Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, or the Pledged Treasury Securities underlying the relevant Security to be released from the Pledge by the Collateral Agent free and clear of any security interest of the Company and transferred to the Agent for delivery to the Holder thereof or its designee as soon as practicable and (ii) subject to the receipt thereof from the Collateral Agent, the Agent shall, by book-entry transfer, or other appropriate procedures, in accordance with instructions provided by the Holder thereof, transfer such Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, or such Treasury Securities (or, if no such instructions are given to the Agent by the Holder, the Agent shall hold such Preferred Securities or the Treasury Portfolio, as the case may be, or such Treasury Securities, and any distribution thereon, in the name of the Agent or its nominee in trust for the benefit of such Holder).

               (h) The obligations of the Holders to pay the Purchase Price are non-recourse obligations and are payable solely out of any Cash Settlement or the proceeds of any Collateral Pledged to secure the obligations of the Holders and in no event will Holders be liable for any deficiency between the proceeds of Collateral disposition and the Purchase Price.

Section 5.5.   Issuance of Shares of Common Stock.

               Unless a Termination Event shall have occurred on or prior to the Purchase Contract Settlement Date or an Early Settlement shall have occurred, on the Purchase Contract Settlement Date, upon its receipt of payment in full of the Purchase Price for the shares of Common Stock purchased by the Holders pursuant to the foregoing provisions of this Article and subject to Section 5.6(b), the Company shall issue and deposit with the Agent, for the benefit of the Holders of the Outstanding Securities, one or more certificates representing the newly issued shares of Common Stock registered in the name of the Agent (or its nominee) as custodian for the Holders (such certificates for shares of Common Stock, together with any dividends or distributions for which a record date and payment date for such dividend or distribution has occurred after the Purchase Contract Settlement Date, being hereinafter referred to as the "Purchase Contract Settlement Fund") to which the Holders are entitled hereunder. Subject to the foregoing, upon surrender of a Certificate to the Agent on or after the Purchase Contract Settlement Date, together with settlement instructions thereon duly completed and executed, the Holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing that number of whole shares of Common Stock which such Holder is entitled to receive pursuant to the provisions of this Article Five (after taking into account all Securities then held by such Holder) together with cash in lieu of fractional shares as provided in
Section 5.10 and any dividends or distributions with respect to such shares constituting part of the Purchase Contract Settlement Fund, but without any interest thereon, and the Certificate so surrendered shall forthwith be cancelled. Such shares shall be registered in the name of the Holder or the Holder's designee as specified in the settlement instructions provided by the Holder to the Agent. If any shares of Common Stock issued in respect of a Purchase Contract are to be registered to a Person other than the Person in whose name the Certificate evidencing such Purchase Contract is registered, no such registration shall be made unless the Person requesting such registration has paid any transfer and other taxes required by reason of such registration in a name other than that of the registered Holder of the Certificate evidencing such Purchase Contract or has established to the satisfaction of the Company that such tax either has been paid or is not payable.

Section 5.6.   Adjustment of Settlement Rate.

               (a) Adjustments for Dividends, Distributions, Stock Splits,
Etc.

                      (1) In case the Company shall pay or make a dividend or other distribution on the Common Stock in Common Stock, the Settlement Rate, as in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased by dividing such Settlement Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (1), the number of shares of Common Stock at time outstanding shall not include shares held in the treasury of the Company but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

                      (2) In case the Company shall issue rights, options or warrants to all holders of its Common Stock (not being available on an equivalent basis to Holders of the Securities upon settlement of the Purchase Contracts underlying such Securities) entitling them, for a period expiring within 45 days after the record date for the determination of stockholders entitled to receive such rights, options or warrants, to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights, options or warrants (other than pursuant to a dividend reinvestment plan), the Settlement Rate, in effect at the opening of business on the day following the date fixed for such determination shall be increased by dividing such Settlement Rate, by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not issue any such rights, options or warrants in respect of shares of Common Stock held in the treasury of the Company.

                      (3) In case outstanding shares of Common Stock shall be subdivided or split into a greater number of shares of Common Stock, the Settlement Rate, in effect at the opening of business on the day following the day upon which such subdivision or split becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Settlement Rate, in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision, split or combination becomes effective.

                      (4) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in paragraph (2) of this Section, any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in paragraph (1) of this Section), the Settlement Rate, shall be adjusted so that the same shall equal the rate determined by dividing the Settlement Rate in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the Current Market Price per share of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Agent) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution. In any case in which this paragraph (4) is applicable, paragraph (2) of this Section shall not be applicable.

                      (5) In case the Company shall, (I) by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed in a Reorganization Event to which Section 5.6(b) applies or as part of a distribution referred to in paragraph (4) of this Section) in an aggregate amount that, combined together with (II) the aggregate amount of any other distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this paragraph (5) or paragraph (6) of this Section has been made and (III) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of consideration payable in respect of any tender or exchange offer by the Company or any of its subsidiaries for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of the distribution described in clause (I) above and in respect of which no adjustment pursuant to this paragraph (5) or paragraph (6) of this Section has been made, exceeds 15% of the product of the Current Market Price per share of the Common Stock on the date for the determination of holders of shares of Common Stock entitled to receive such distribution times the number of shares of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date for determination, the Settlement Rate, shall be increased so that the same shall equal the rate determined by dividing the Settlement Rate in effect immediately prior to the close of business on the date fixed for determination of the stockholders entitled to receive such distribution by a fraction (i) the numerator of which shall be equal to the Current Market Price per share of the Common Stock on the date fixed for such determination less an amount equal to the quotient of (x) the combined amount distributed or payable in the transactions described in clauses (I), (II) and (III) above and (y) the number of shares of Common Stock outstanding on such date for determination and (ii) the denominator of which shall be equal to the Current Market Price per share of the Common Stock on such date for determination.

                      (6) In case (I) a tender or exchange offer made by the Company or any subsidiary of the Company for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of Purchased Shares) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) that combined together with (II) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of such tender or exchange offer, of consideration payable in respect of any other tender or exchange offer, by the Company or any subsidiary of the Company for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph
        (5) of this Section or this paragraph (6) has been made and (III) the aggregate amount of any distributions to all holders of the Company's Common Stock made exclusively in cash within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph (5) of this Section or this paragraph (6) has been made, exceeds 15% of the product of the Current Market Price per share of the Common Stock as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender or exchange offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Settlement Rate, shall be adjusted so that the same shall equal the rate determined by dividing the Settlement Rate immediately prior to the close of business on the date of the Expiration Time by a fraction (i) the numerator of which shall be equal to (A) the product of (I) the Current Market Price per share of the Common Stock on the date of the Expiration Time and (II) the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time less (B) the amount of cash plus the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the transactions described in clauses (I),
        (II) and (III) above (assuming in the case of clause (I) the acceptance, up to any maximum specified in the terms of the tender or exchange offer, of Purchased Shares), and (ii) the denominator of which shall be equal to the product of (A) the Current Market Price per share of the Common Stock as of the Expiration Time and
        (B) the number of shares of Common Stock outstanding (including any tendered shares) as of the Expiration Time less the number of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares").

                      (7) The reclassification of Common Stock into securities including securities other than Common Stock (other than any reclassification upon a Reorganization Event to which Section 5.6(b) applies) shall be deemed to involve (a) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and the "date fixed for such determination" within the meaning of paragraph (4) of this Section), and (b) a subdivision, split or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision or split becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision, split or combination becomes effective" within the meaning of paragraph (3) of this Section).

                      (8) The "Current Market Price" per share of Common Stock on any day means the average of the daily Closing Prices for the 5 consecutive Trading Days selected by the Company commencing not more than 30 Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex date" with respect to the issuance or distribution requiring such computation. For purposes of this paragraph, the term "ex date", when used with respect to any issuance or distribution, shall mean the first date on which the Common Stock trades regular way on such exchange or in such market without the right to receive such issuance or distribution.

                      (9) All adjustments to the Settlement Rate, shall be calculated to the nearest 1/10,000th of a share of Common Stock (or if there is not a nearest 1/10,000th of a share to the next lower 1/10,000th of a share). No adjustment in the Settlement Rate shall be required unless such adjustment would require an increase or decrease of at least one percent therein; provided, however, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment. If an adjustment is made to the Settlement Rate pursuant to paragraph (1), (2), (3), (4), (5), (6),
        (7) or (10) of this Section 5.6(a), an adjustment shall also be made to the Applicable Market Value solely to determine which of clauses (a), (b) or (c) of the definition of Settlement Rate in
        Section 5.1 will apply on the Purchase Contract Settlement Date. Such adjustment shall be made by multiplying the Applicable Market Value by a fraction of which the numerator shall be the Settlement Rate immediately after such adjustment pursuant to paragraph (1),
        (2), (3), (4), (5), (6), (7) or (10) of this Section 5.6(a) and the denominator shall be the Settlement Rate immediately before such adjustment; provided, however, that if such adjustment to the Settlement Rate is required to be made pursuant to the occurrence of any of the events contemplated by paragraph (1) (2) (3) (4) (5)
        (7) or (10) of this Section 5.6(a) during the period taken into consideration for determining the Applicable Market Value, appropriate and customary adjustments shall be made to the Settlement Rate.

                      (10) The Company may make such increases in the Settlement Rate, in addition to those required by this Section, as it considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reasons.

               (b) Adjustment for Consolidation, Merger or Other Reorganization Event. In the event of (i) any consolidation or merger of the Company with or into another Person (other than a merger or consolidation in which the Company is the continuing corporation and in which the Common Stock outstanding immediately prior to the merger or consolidation is not exchanged for cash, securities or other property of the Company or another corporation), (ii) any sale, transfer, lease or conveyance to another Person of the property of the Company as an entirety or substantially as an entirety, (iii) any statutory exchange of securities of the Company with another Person (other than in connection with a merger or acquisition) or (iv) any liquidation, dissolution or winding up of the Company other than as a result of or after the occurrence of a Termination Event (any such event, a "Reorganization Event"), the Settlement Rate will be adjusted to provide that each Holder of Securities will receive on the Purchase Contract Settlement Date with respect to each Purchase Contract forming a part thereof, the kind and amount of securities, cash and other property receivable upon such Reorganization Event (without any interest thereon, and without any right to dividends or distribution thereon which have a record date that is prior to the Purchase Contract Settlement Date) by a Holder of the number of shares of Common Stock issuable on account of each Purchase Contract if the Purchase Contract Settlement Date had occurred immediately prior to such Reorganization Event assuming such Holder of Common Stock is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (any such Person, a "Constituent Person"), or an Affiliate of a Constituent Person to the extent such Reorganization Event provides for different treatment of common Stock held by Affiliates of the Company and non-affiliates and such Holder failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such Reorganization Event (provided that if the kind or amount of securities, cash and other property receivable upon such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such Reorganization Event by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). In the event of such a Reorganization Event, the Person formed by such consolidation, merger or exchange or the Person which acquires the assets of the Company or, in the event of a liquidation or dissolution of the Company, the Company or a liquidating trust created in connection therewith, shall execute and deliver to the Agent an agreement supplemental hereto providing that the Holders of each Outstanding Security shall have the rights provided by this Section 5.6. Such supplemental agreement shall provide for adjustments which, for events subsequent to the effective date of such supplemental agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section. The above provisions of this Section shall similarly apply to successive Reorganization Events.

Section 5.7.   Notice of Adjustments and Certain Other Events.

               (a) Whenever the Settlement Rate is adjusted as herein provided, the Company shall:

                                    (i) forthwith compute the Settlement
        Rate in accordance with Section 5.6 and prepare and transmit to the Agent an Officer's Certificate setting forth the Settlement Rate, the method of calculation thereof in reasonable detail, and the facts requiring suchadjustment and upon which such adjustment is based; and

                                    (ii) within 10 Business Days following
        the occurrence of an event that requires an adjustment to the Settlement Rate pursuant to Section 5.6 (or if the Company is not aware of such occurrence, as soon as practicable after becoming so aware), provide a written notice to the Holders of the Securities of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the Settlement Rate was determined and setting forth the adjusted Settlement Rate.

               (b) The Agent shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Settlement Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. The Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at the time be issued or delivered with respect to any Purchase Contract; and the Agent makes no representation with respect thereto. The Agent shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock pursuant to a Purchase Contract or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article.

Section 5.8.   Termination Event; Notice.

               The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of the Holders to receive and the obligation of the Company to pay any Contract Adjustment Payments or Deferred Contract Adjustment Payments, if the Company shall have such obligation, and the rights and obligations of Holders to purchase Common Stock, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Agent or the Company, if, on or prior to the Purchase Contract Settlement Date, a Termination Event shall have occurred. Upon and after the occurrence of a Termination Event, the Securities shall thereafter represent the right to receive the Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, forming a part of such Securities in the case of Income PRIDES, or Treasury Securities in the case of Growth PRIDES, in accordance with the provisions of Section 4.3 of the Pledge Agreement. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Agent, the Collateral Agent and to the Holders, at their addresses as they appear in the Register.

Section 5.9.   Early Settlement.

               (a) Subject to and upon compliance with the provisions of this Section 5.9, at the option of the Holder thereof, Purchase Contracts underlying Securities, having an aggregate Stated Amount equal to $1,000 or an integral multiple thereof, may be settled early ("Early Settlement") in the case of Income PRIDES (unless a Tax Event Redemption has occurred) on or prior to the fifth Business Day immediately preceding the Purchase Contract Settlement Date and in the case of Growth PRIDES on or prior to the second Business Day immediately preceding the Purchase Contract Settlement Date, in each case, as provided herein; provided however, that if a Tax Event Redemption has occurred and the Treasury Portfolio has become a component of the Income PRIDES Purchase Contracts, underlying Income PRIDES may be settled early, on or prior to the second Business Day immediately preceding the Purchase Contract Settlement Date, but only in an aggregate amount of $160,000 or in an integral multiple thereof. In order to exercise the right to effect Early Settlement with respect to any Purchase Contracts, the Holder of the Certificate evidencing Securities shall deliver such Certificate to the Agent at the Corporate Trust Office duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early on the reverse thereof duly completed and accompanied by payment (payable to the Company in immediately available funds in an amount (the "Early Settlement Amount") equal to (i) the product of (A) the Stated Amount times (B) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement plus
(ii) if such delivery is made with respect to any Purchase Contracts during the period from the close of business on any Record Date next preceding any Payment Date to the opening of business on such Payment Date, an amount equal to the sum of (x) the Contract Adjustment Payments payable on such Payment Date with respect to such Purchase Contracts plus (y) in the case of Income PRIDES Certificate, the distributions on the related Preferred Securities payable on such Payment Date. Except as provided in the immediately preceding sentence and subject to the second to last paragraph of Section 5.2, no payment or adjustment shall be made upon Early Settlement of any Purchase Contract on account of any Contract Adjustment Payments accrued on such Purchase Contract or on account of any dividends on the Common Stock issued upon such Early Settlement. If the foregoing requirements are first satisfied with respect to Purchase Contracts underlying any Securities at or prior to 5:00 p.m., New York City time, on a Business Day, such day shall be the "Early Settlement Date" with respect to such Securities and if such requirements are first satisfied after 5:00 p.m., New York City time, on a Business Day or on a day that is not a Business Day, the "Early Settlement Date" with respect to such Securities shall be the next succeeding Business Day.

               (b) Upon Early Settlement of Purchase Contracts by a Holder of the related Securities, the Company shall issue, and the Holder shall be entitled to receive, _____ shares of Common Stock on account of each Purchase Contract as to which Early Settlement is effected (the "Early Settlement Rate"); provided, however, that upon the Early Settlement of the Purchase Contracts, the Holder of such related Securities will forfeit the right to receive any Deferred Contract Adjustment Payments. The Early Settlement Rate shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted. As promptly as practicable after Early Settlement of Purchase Contracts in accordance with the provisions of this
Section 5.9, the Company shall issue and shall deliver to the Agent at the Corporate Trust Office a certificate or certificates for the full number of shares of Common Stock issuable upon such Early Settlement together with payment in lieu of any fraction of a share, as provided in Section 5.10.

               (c) No later than the third Business Day after the applicable Early Settlement Date the Company shall cause (i) the shares of Common Stock issuable upon Early Settlement of Purchase Contracts to be issued and delivered, and (ii) the related Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, in the case of Income PRIDES, or the related Treasury Securities, in the case of Growth PRIDES, to be released from the Pledge by the Collateral Agent and transferred, in each case to the Agent for delivery to the Holder thereof or its designee.

               (d) Upon Early Settlement of any Purchase Contracts, and subject to receipt of shares of Common Stock from the Company and the Preferred Securities, the appropriate Applicable Ownership Interest of the Treasury Portfolio or Treasury Securities, as the case may be, from the Collateral Agent, as applicable, the Agent shall, in accordance with the instructions provided by the Holder thereof on the applicable form of Election to Settle Early on the reverse of the Certificate evidencing the related Securities, (i) transfer to the Holder the Preferred Securities, Treasury Portfolio or Treasury Securities, as the case may be, forming a part of such Securities, and (ii) deliver to the Holder a certificate or certificates for the full number of shares of Common Stock issuable upon such Early Settlement together with payment in lieu of any fraction of a share, as provided in Section 5.10.

               (e) In the event that Early Settlement is effected with respect to Purchase Contracts underlying less than all the Securities evidenced by a Certificate, upon such Early Settlement the Company shall execute and the Agent shall authenticate, countersign and deliver to the Holder thereof, at the expense of the Company, a Certificate evidencing the Securities as to which Early Settlement was not effected.

Section 5.10.  No Fractional Shares.

               No fractional shares or scrip representing fractional shares of Common Stock shall be issued or delivered upon settlement on the Purchase Contract Settlement Date or upon Early Settlement of any Purchase Contracts. If Certificates evidencing more than one Purchase Contract shall be surrendered for settlement at one time by the same Holder, the number of full shares of Common Stock which shall be delivered upon settlement shall be computed on the basis of the aggregate number of Purchase Contracts evidenced by the Certificates so surrendered. Instead of any fractional share of Common Stock which would otherwise be deliverable upon settlement of any Purchase Contracts on the Purchase Contract Settlement Date or upon Early Settlement, the Company, through the Agent, shall make a cash payment in respect of such fractional interest in an amount equal to the value of such fractional shares times the Applicable Market Value. The Company shall provide the Agent from time to time with sufficient funds to permit the Agent to make all cash payments required by this Section 5.10 in a timely manner.

Section 5.11.  Charges and Taxes.

               The Company will pay all stock transfer and similar taxes attributable to the initial issuance and delivery of the shares of Common Stock pursuant to the Purchase Contracts and in payment of any Deferred Contract Adjustment Payments; provided, however, that the Company shall not be required to pay any such tax or taxes which may be payable in respect of any exchange of or substitution for a Certificate evidencing a Security or any issuance of a share of Common Stock in a name other than that of the registered Holder of a Certificate surrendered in respect of the Securities evidenced thereby, other than in the name of the Agent, as custodian for such Holder, and the Company shall not be required to issue or deliver such share certificates or Certificates unless or until the Person or Persons requesting the transfer or issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.


                                 ARTICLE VI

                                  Remedies

Section 6.1. Unconditional Right of Holders to Receive Contract Adjustment Payments and to Purchase Common Stock.

               In the event that Contract Adjustment Payments shall constitute a component of Income PRIDES or Growth PRIDES, the Holder of any Income PRIDES or Growth PRIDES shall have the right, which is absolute and unconditional (subject to the right of the Company to defer payment thereof pursuant to Section 5.3, the prepayment of Contract Adjustment Payments pursuant to Section 5.9(a) and to the forfeiture of any Deferred Contract Adjustment Payments upon Early Settlement pursuant to Section 5.9(b) or upon the occurrence of a Termination Event), to receive payment of each installment of the Contract Adjustment Payments with respect to the Purchase Contract constituting a part of such Security on the respective Payment Date for such Security and to purchase Common Stock pursuant to such Purchase Contract and, in each such case, to institute suit for the enforcement of any such payment and right to purchase Common Stock, and such rights shall not be impaired without the consent of such Holder.

Section 6.2.   Restoration of Rights and Remedies.

               If any Holder has instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Holder, then and in every such case, subject to any determination in such proceeding, the Company and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of such Holder shall continue as though no such proceeding had been instituted.

Section 6.3.   Rights and Remedies Cumulative.

               Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates in the last paragraph of Section 3.10, no right or remedy herein conferred upon or reserved to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 6.4.   Delay or Omission Not Waiver.

               No delay or omission of any Holder to exercise any right or remedy upon a default shall impair any such right or remedy or constitute a waiver of any such right. Every right and remedy given by this Article or by law to the Holders may be exercised from time to time, and as often as may be deemed expedient, by such Holders.

Section 6.5.   Undertaking for Costs.

               All parties to this Agreement agree, and each Holder of Income PRIDES or Growth PRIDES, by its acceptance of such Income PRIDES or Growth PRIDES shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Agent for any action taken, suffered or omitted by it as Agent, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Agent, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of distributions on any Preferred Securities or Contract Adjustment Payments, if any, on any Purchase Contract on or after the respective Payment Date therefor in respect of any Security held by such Holder, or for enforcement of the right to purchase shares of Common Stock under the Purchase Contracts constituting part of any Security held by such Holder.

Section 6.6.   Waiver of Stay or Extension Laws.

               The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Agreement; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Agent or the Holders, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                ARTICLE VII

                                 The Agent

Section 7.1.   Certain Duties and Responsibilities.

               (a) (1) The Agent undertakes to perform, with respect to the Securities, such duties and only such duties as are specifically set forth in this Agreement and the Pledge Agreement, and no implied covenants or obligations shall be read into this Agreement against the Agent; and

                      (2) in the absence of bad faith or negligence on its part, the Agent may, with respect to the Securities, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Agent and conforming to the requirements of this Agreement, but in the case of any certificates or opinions which by any provision hereof are specifically required to be furnished to the Agent, the Agent shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement.

               (b) No provision of this Agreement shall be construed to relieve the Agent from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that:

                      (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                      (2) the Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Agent was negligent in ascertaining the pertinent facts; and

                      (3) no provision of this Agreement shall require the Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if adequate indemnity is not provided to it.

               (c) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Agent shall be subject to the provisions of this Section.

               (d) The Agent is authorized to execute and deliver the Pledge Agreement in its capacity as Agent.

Section 7.2.   Notice of Default.

               Within 30 days after the occurrence of any default by the Company hereunder of which a Responsible Officer of the Agent has actual knowledge, the Agent shall transmit by mail to the Company and the Holders of Securities, as their names and addresses appear in the Register, notice of such default hereunder, unless such default shall have been cured or waived.

Section 7.3.   Certain Rights of Agent.

               Subject to the provisions of Section 7.1:

               (a) the Agent may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by an Officer's Certificate, Issuer Order or Issuer Request, and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

               (c) whenever in the administration of this Agreement the Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate of the Company;

               (d) the Agent may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

               (e) the Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Agent, in its discretion, may make reasonable further inquiry or investigation into such facts or matters related to the execution, delivery and performance of the Purchase Contracts as it may see fit, and, if the Agent shall determine to make such further inquiry or investigation, it shall be given a reasonable opportunity to examine the books, records and premises of the Company, personally or by agent or attorney; and

               (f) the Agent may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or an Affiliate and the Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney or an Affiliate appointed with due care by it hereunder.

Section 7.4.   Not Responsible for Recitals or Issuance of Securities.

               The recitals contained herein and in the Certificates shall be taken as the statements of the Company and the Agent assumes no responsibility for their accuracy. The Agent makes no representations as to the validity or sufficiency of either this Agreement or of the Securities, or of the Pledge Agreement or the Pledge. The Agent shall not be accountable for the use or application by the Company of the proceeds in respect of the Purchase Contracts.

Section 7.5.   May Hold Securities.

               Any Registrar or any other agent of the Company, or the Agent and its Affiliates, in their individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company, the Collateral Agent or any other Person with the same rights it would have if it were not Registrar or such other agent, or the Agent.

Section 7.6.   Money Held in Custody.

               Money held by the Agent in custody hereunder need not be segregated from the other funds except to the extent required by law or provided herein. The Agent shall be under no obligation to invest or pay interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

Section 7.7.   Compensation and Reimbursement.

               The Company agrees:

                      (1) to pay to the Agent from time to time reasonable compensation for all services rendered by it hereunder;

                      (2) except as otherwise expressly provided herein, to reimburse the Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Agent in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                      (3) to indemnify the Agent and any predecessor Agent for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

Section 7.8.   Corporate Agent Required; Eligibility.

               There shall at all times be an Agent hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having (or being a member of a bank holding company having) a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority and having a Corporate Trust Office in the Borough of Manhattan, The City of New York, if there be such a corporation in the Borough of Manhattan, The City of New York, qualified and eligible under this Article and willing to act on reasonable terms. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 7.9.   Resignation and Removal; Appointment of Successor.

               (a) No resignation or removal of the Agent and no appointment of a successor Agent pursuant to this Article shall become effective until the acceptance of appointment by the successor Agent in accordance with the applicable requirements of Section 7.10.

               (b) The Agent may resign at any time by giving written notice thereof to the Company 60 days prior to the effective date of such resignation. If the instrument of acceptance by a successor Agent required by Section 7.10 shall not have been delivered to the Agent within 30 days after the giving of such notice of resignation, the resigning Agent may petition any court of competent jurisdiction for the appointment of a successor Agent.

               (c) The Agent may be removed at any time by Act of the Holders of a majority in number of the Outstanding Securities delivered to the Agent and the Company.

               (d) if at any time

                      (1) the Agent fails to comply with Section 310(b) of the TIA, as if the Agent were an indenture trustee under an indenture qualified under the TIA, after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                      (2) the Agent shall cease to be eligible under
        Section 7.8 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                      (3) the Agent shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Agent or of its property shall be appointed or any public officer shall take charge or control of the Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Agent, or (ii) any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Agent and the appointment of a successor Agent.

               (e) If the Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Agent for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Agent and shall comply with the applicable requirements of
Section 7.10. If no successor Agent shall have been so appointed by the Company and accepted appointment in the manner required by Section 7.10, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Agent.

               (f) The Company shall give, or shall cause such successor Agent to give, notice of each resignation and each removal of the Agent and each appointment of a successor Agent by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the applicable Register. Each notice shall include the name of the successor Agent and the address of its Corporate Trust Office.

Section 7.10.  Acceptance of Appointment by Successor.

               (a) In case of the appointment hereunder of a successor Agent, every such successor Agent so appointed shall execute, acknowledge and deliver to the Company and to the retiring Agent an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Agent shall become effective and such successor Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, agencies and duties of the retiring Agent; but, on the request of the Company or the successor Agent, such retiring Agent shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Agent all the rights, powers and trusts of the retiring Agent and shall duly assign, transfer and deliver to such successor Agent all property and money held by such retiring Agent hereunder.

               (b) Upon request of any such successor Agent, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Agent all such rights, powers and agencies referred to in paragraph (a) of this Section.

               (c) No successor Agent shall accept its appointment unless at the time of such acceptance such successor Agent shall be qualified and eligible under this Article.

Section 7.11.  Merger, Conversion, Consolidation or Succession to Business.

               Any corporation into which the Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Agent shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Agent, shall be the successor of the Agent hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Certificates shall have been authenticated and executed on behalf of the Holders, but not delivered, by the Agent then in office, any successor by merger, conversion or consolidation to such Agent may adopt such authentication and execution and deliver the Certificates so authenticated and executed with the same effect as if such successor Agent had itself authenticated and executed such Securities.

Section 7.12.  Preservation of Information; Communications to Holders.

               (a) The Agent shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders received by the Agent in its capacity as Registrar.

               (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Agent, and furnish to the Agent reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Agent shall, mail to all the Holders copies of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Agent of the materials to be mailed and of payment, or provision for the payment, of the reasonable expenses of such mailing.

Section 7.13.  No Obligations of Agent.

               Except to the extent otherwise provided in this Agreement, the Agent assumes no obligations and shall not be subject to any liability under this Agreement, the Pledge Agreement or any Purchase Contract in respect of the obligations of the Holder of any Security thereunder. The Company agrees, and each Holder of a Certificate, by his acceptance thereof, shall be deemed to have agreed, that the Agent's execution of the Certificates on behalf of the Holders shall be solely as agent and attorney-in-fact for the Holders, and that the Agent shall have no obligation to perform such Purchase Contracts on behalf of the Holders, except to the extent expressly provided in Article Five hereof.

Section 7.14.  Tax Compliance.

               (a) The Agent, on its own behalf and on behalf of the Company, will comply with all applicable certification, information reporting and withholding (including "backup" withholding) requirements imposed by applicable tax laws, regulations or administrative practice with respect to (i) any payments made with respect to the Securities or (ii) the issuance, delivery, holding, transfer, redemption or exercise of rights under the Securities. Such compliance shall include, without limitation, the preparation and timely filing of required returns and the timely payment of all amounts required to be withheld to the appropriate taxing authority or its designated agent.

               (b) The Agent shall comply with any written direction received from the Company with respect to the application of such requirements to particular payments or Holders or in other particular circumstances, and may for purposes of this Agreement rely on any such direction in accordance with the provisions of Section 7.1(a)(2) hereof.

               (c) The Agent shall maintain all appropriate records documenting compliance with such requirements, and shall make such records available, on written request, to the Company or its authorized representative within a reasonable period of time after receipt of such request.


                                ARTICLE VIII

                          Supplemental Agreements

Section 8.1.   Supplemental Agreements Without Consent of Holders.

               Without the consent of any Holders, the Company and the Agent, at any time and from time to time, may enter into one or more agreements supplemental hereto, in form satisfactory to the Company and the Agent, for any of the following purposes:

                      (1) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Certificates; or

                      (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

                      (3) to evidence and provide for the acceptance of appointment hereunder by a successor Agent; or

                      (4) to make provision with respect to the rights of Holders pursuant to the requirements of Section 5.6(b); or

                      (5) to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, or to make any other provisions with respect to such matters or questions arising under this Agreement, provided such action shall not adversely affect the interests of the Holders.

Section 8.2.   Supplemental Agreements with Consent of Holders.

               With the consent of the Holders of not less than a majority of the outstanding Purchase Contracts voting together as one Class, by Act of said Holders delivered to the Company and the Agent, the Company, when authorized by a Board Resolution, and the Agent may enter into an agreement or agreements supplemental hereto for the purpose of modifying in any manner the terms of the Purchase Contracts, or the provisions of this Agreement or the rights of the Holders in respect of the Securities; provided, however, that, except as contemplated herein, no such supplemental agreement shall, without the consent of the Holder of each Outstanding Security affected thereby,

                      (1) change any Payment Date;

                      (2) change the amount or the type of Collateral required to be Pledged to secure a Holder's Obligations under the Purchase Contract, impair the right of the Holder of any Purchase Contract to receive distributions on the related Collateral (except for the rights of Holders of Income PRIDES to substitute the Treasury Securities for the Pledge Preferred Securities or the rights of holders of Growth PRIDES to substitute Preferred Securities for the Pledged Treasury Securities) or otherwise adversely affect the Holder's rights in or to such Collateral or adversely alter the rights in or to such Collateral;

                      (3) reduce any Contract Adjustment Payments or any Deferred Contract Adjustment Payment, or change any place where, or the coin or currency in which, any Contract Adjustment Payments is payable;

                      (4) impair the right to institute suit for the enforcement of any Purchase Contract;

                      (5) reduce the number of shares of Common Stock to be purchased pursuant to any Purchase Contract, increase the price to purchase shares of Common Stock upon settlement of any Purchase Contract, change the Purchase Contract Settlement Date or otherwise adversely affect the Holder's rights under any Purchase Contract; or

                      (6) reduce the percentage of the outstanding Purchase Contracts the consent of whose Holders is required for any such supplemental agreement;

provided, that if any amendment or proposal referred to above would adversely affect only the Income PRIDES or the Growth PRIDES, then only the affected class of Holder as of the record date for the Holders entitled to vote thereon will be entitled to vote on such amendment or proposal, and such amendment or proposal shall not be effective except with the consent of Holders of not less than a majority of such class.

               It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such Act shall approve the substance thereof.

Section 8.3.   Execution of Supplemental Agreements.

               In executing, or accepting the additional agencies created by, any supplemental agreement permitted by this Article or the modifications thereby of the agencies created by this Agreement, the Agent shall be entitled to receive and (subject to Section 7.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental agreement is authorized or permitted by this Agreement. The Agent may, but shall not be obligated to, enter into any such supplemental agreement which affects the Agent's own rights, duties or immunities under this Agreement or otherwise.

Section 8.4.   Effect of Supplemental Agreements.

               Upon the execution of any supplemental agreement under this Article, this Agreement shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated, executed on behalf of the Holders and delivered hereunder shall be bound thereby.

Section 8.5.   Reference to Supplemental Agreements.

               Certificates authenticated, executed on behalf of the Holders and delivered after the execution of any supplemental agreement pursuant to this Article may, and shall if required by the Agent, bear a notation in form approved by the Agent as to any matter provided for in such supplemental agreement. If the Company shall so determine, new Certificates so modified as to conform, in the opinion of the Agent and the Company, to any such supplemental agreement may be prepared and executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Agent in exchange for Outstanding Certificates.


                                 ARTICLE IX

                 Consolidation, Merger, Sale or Conveyance

Section 9.1.   Covenant Not to Merge, Consolidate, Sell or Convey
               Property Except Under Certain Conditions.

               The Company covenants that it will not merge or consolidate with any other Person or sell, assign, transfer, lease or convey all or substantially all of its properties and assets to any Person or group of affiliated Persons in one transaction or a series of related transactions, unless (i) either the Company shall be the continuing corporation, or the successor (if other than the Company) shall be a corporation organized and existing under the laws of the United States of America or a State thereof or the District of Columbia and such corporation shall expressly assume all the obligations of the Company under the Purchase Contracts, this Agreement and the Pledge Agreement by one or more supplemental agreements in form reasonably satisfactory to the Agent and the Collateral Agent, executed and delivered to the Agent and the Collateral Agent by such corporation, and
(ii) the Company or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale, assignment, transfer, lease or conveyance, be in default in the performance of any covenant or condition hereunder, under any of the Securities or under the Pledge Agreement.

Section 9.2.   Rights and Duties of Successor Corporation.

               In case of any such consolidation, merger, sale, assignment, transfer, lease or conveyance and upon any such assumption by a successor corporation in accordance with Section 9.1, such successor corporation shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the Company. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of Cendant Corporation any or all of the Certificates evidencing Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Agent; and, upon the order of such successor corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Agreement prescribed, the Agent shall authenticate and execute on behalf of the Holders and deliver any Certificates which previously shall have been signed and delivered by the officers of the Company to the Agent for authentication and execution, and any Certificate evidencing Securities which such successor corporation thereafter shall cause to be signed and delivered to the Agent for that purpose. All the Certificates so issued shall in all respects have the same legal rank and benefit under this Agreement as the Certificates theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Certificates had been issued at the date of the execution hereof.

               In case of any such consolidation, merger, sale, assignment, transfer, lease or conveyance such change in phraseology and form (but not in substance) may be made in the Certificates evidencing Securities thereafter to be issued as may be appropriate.

Section 9.3.   Opinion of Counsel Given to Agent.

               The Agent, subject to Sections 7.1 and 7.3, shall receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, assignment, transfer, lease or conveyance, and any such assumption, complies with the provisions of this Article and that all conditions precedent to the consummation of any such consolidation, merger, sale, assignment, transfer, lease or conveyance have been met.


                                 ARTICLE X

                                 Covenants

Section 10.1.  Performance Under Purchase Contracts.

               The Company covenants and agrees for the benefit of the Holders from time to time of the Securities that it will duly and punctually perform its obligations under the Purchase Contracts in accordance with the terms of the Purchase Contracts and this Agreement.

Section 10.2.  Maintenance of Office or Agency.

               The Company will maintain in the Borough of Manhattan, The City of New York an office or agency where Certificates may be presented or surrendered for acquisition of shares of Common Stock upon settlement of the Purchase Contracts on the Purchase Contract Settlement Date or Early Settlement and for transfer of Collateral upon occurrence of a Termination Event, where Certificates may be surrendered for registration of transfer or exchange, for a Collateral Substitution or re-establishment of an Income PRIDES and where notices and demands to or upon the Company in respect of the Securities and this Agreement may be served. The Company will give prompt written notice to the Agent of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Agent with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Agent as its agent to receive all such presentations, surrenders, notices and demands.

               The Company may also from time to time designate one or more other offices or agencies where Certificates may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Agent of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby designates as the place of payment for the Securities the Corporate Trust Office and appoints the Agent at its Corporate Trust Office as paying agent in such city.

Section 10.3.  Company to Reserve Common Stock.

               The Company shall at all times prior to the Purchase Contract Settlement Date reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock the full number of shares of Common Stock issuable against tender of payment in respect of all Purchase Contracts constituting a part of the Securities evidenced by Outstanding Certificates.

Section 10.4.  Covenants as to Common Stock.

               The Company covenants that all shares of Common Stock which may be issued against tender of payment in respect of any Purchase Contract constituting a part of the Outstanding Securities will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable.

Section 10.5.  Statements of Officer of the Company as to Default.

               The Company will deliver to the Agent, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officer's Certificate, stating whether or not to the best knowledge of the signer thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions hereof, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which such Officer may have knowledge.


               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                    CENDANT CORPORATION



                                    By:_______________________________
                                    Name:
                                    Title:


                                    THE FIRST NATIONAL BANK OF
                                    CHICAGO, as Purchase Contract Agent


                                    By:________________________________
                                    Name:
                                    Title:






                                 EXHIBIT A


               THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF THE CLEARING AGENCY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH CLEARING AGENCY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT.

               Unless this Certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the Company or its agent for registration of transfer, exchange or payment, and any Certificate issued is registered in the name of Cede & Co., or such other name as requested by an authorized representative of The Depository Trust Company, and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

No. _____
                     Cusip No. Number of Income PRIDES _______

                     Form of Face of Income PRIDES Certificate
                                ____% Income PRIDES

               This Income PRIDES Certificate certifies that ___________ is the registered Holder of the number of Income PRIDES set forth above. Each Income PRIDES represents (i) either (a) beneficial ownership by the Holder of one ____% Trust Originated Preferred Security (the "Preferred Security") of Cendant Capital II, a Delaware statutory business trust (the "Trust"), having a stated liquidation amount of $50, subject to the Pledge of such Preferred Security by such Holder pursuant to the Pledge Agreement or (b) upon the occurrence of a Tax Event Redemption prior to the Purchase Contract Settlement Date, the appropriate Applicable Ownership Interest of the Treasury Portfolio, subject to the Pledge of such Applicable Ownership Interest of the Treasury Portfolio by such Holder pursuant to the Pledge Agreement, and (ii) the rights and obligations of the Holder under one Purchase Contract with Cendant Corporation, a Delaware corporation (the "Company"). All capitalized terms used herein which are defined in the Purchase Contract Agreement have the meaning set forth therein.

               Pursuant to the Pledge Agreement, the Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, constituting part of each Income PRIDES evidenced hereby have been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising a portion of such Income PRIDES.

               The Pledge Agreement provides that all payments of the Stated Amount of or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) in the Treasury Portfolio, as the case may be, or cash distributions on, any Pledged Preferred Securities (as defined in the Pledge Agreement) or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, constituting part of the Income PRIDES received by the Collateral Agent shall be paid by the Collateral Agent by wire transfer in same day funds (i) in the case of (A) cash distributions with respect to Pledged Preferred Securities or the appropriate Applicable Ownership Interest (as specified in clause (B) of the definition of such term) of the Treasury Portfolio, as the case may be, and (B) any payments of the Stated Amount or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such terms) of the Treasury Portfolio, as the case may be, with respect to any Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, that have been released from the Pledge pursuant to the Pledge Agreement, to the Agent to the account designated by the Agent, no later than 2:00 p.m., New York City time, on the Business Day such payment is received by the Collateral Agent (provided that in the event such payment is received by the Collateral Agent on a day that is not a Business Day or after 12:30 p.m., New York City time, on a Business Day, then such payment shall be made no later than 10:30 a.m., New York City time, on the next succeeding Business Day) and (ii) in the case of payments of the Stated Amount or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) in the Treasury Portfolio, as the case may be, of any Pledged Preferred Securities or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) in the Treasury Portfolio, as the case may be, to the Company on the Purchase Contract Settlement Date (as defined herein) in accordance with the terms of the Pledge Agreement, in full satisfaction of the respective obligations of the Holders of the Income PRIDES of which such Pledged Preferred Securities or the Treasury Portfolio, as the case may be, are a part under the Purchase Contracts forming a part of such Income PRIDES. Distributions on any Preferred Security or the appropriate Applicable Ownership Interest (as specified in clause (B) of the definition of such term) of the Treasury Portfolio, as the case may be, forming part of an Income PRIDES evidenced hereby which are payable quarterly in arrears on February 16, May 16, August 16 and November 16 each year, commencing ______________, (a "Payment Date"), shall, subject to receipt thereof by the Agent from the Collateral Agent, be paid to the Person in whose name this Income PRIDES Certificate (or a Predecessor Income PRIDES Certificate) is registered at the close of business on the Record Date for such Payment Date.

               Each Purchase Contract evidenced hereby obligates the Holder of this Income PRIDES Certificate to purchase, and the Company to sell, on ____________, 2001 (the "Purchase Contract Settlement Date"), at a price equal to $50 (the "Stated Amount"), a number of shares of Common Stock, no par value ("Common Stock"), of the Company, equal to the Settlement Rate, unless on or prior to the Purchase Contract Settlement Date there shall have occurred a Termination Event or an Early Settlement with respect to the Income PRIDES of which such Purchase Contract is a part, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. The purchase price (the "Purchase Price") for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Purchase Contract Settlement Date by application of payment received in respect of the Stated Amount or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, of the Pledged Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, pledged to secure the obligations under such Purchase Contract of the Holder of the Income PRIDES of which such Purchase Contract is a part.

               The Company shall pay, on each Payment Date, in respect of each Purchase Contract forming part of an Income PRIDES evidenced hereby an amount (the "Contract Adjustment Payments") equal to % per annum of the Stated Amount, computed on the basis of a 360 day year of twelve 30 day months, subject to deferral at the option of the Company as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. Such Contract Adjustment Payments shall be payable to the Person in whose name this Income PRIDES Certificate (or a Predecessor Income PRIDES Certificate) is registered at the close of business on the Record Date for such Payment Date.

               Distributions on the Preferred Securities or the appropriate Applicable Ownership Interest (as specified in clause (B) of the definition of such term) of the Treasury Portfolio, as the case may be, and Contract Adjustment Payments will be payable at the office of the Agent in The City of New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address appears on the Income PRIDES Register.

               Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Agent by manual signature, this Income PRIDES Certificate shall not be entitled to any benefit under the Pledge Agreement or the Purchase Contract Agreement or be valid or obligatory for any purpose.


               IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                    CENDANT CORPORATION


                                    By:_________________________________
                                        Name:
                                        Title:


                                    By:__________________________________
                                       Name:
                                       Title:


                                    HOLDER SPECIFIED ABOVE (as to
                                    obligations of such Holder under the
                                    Purchase Contracts evidenced hereby)
                                    By:   THE FIRST NATIONAL BANK OF
                                          CHICAGO, not individually but solely
                                          as Attorney-in-Fact of such Holder


                                    By:_________________________________
                                       Name:
                                       Title:


Dated:


                   AGENT'S CERTIFICATE OF AUTHENTICATION

               This is one of the Income PRIDES Certificates referred to in the within mentioned Purchase Contract Agreement.

                                    By:   THE FIRST NATIONAL BANK OF
                                          CHICAGO, as Purchase Contract Agent


                                    By: ____________________________________
                                            Authorized Officer



               (Form of Reverse of Income PRIDES Certificate)

               Each Purchase Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of _______ ___, (as may be supplemented from time to time, the "Purchase Contract Agreement"), between the Company and The First National Bank of Chicago, as Purchase Contract Agent (herein called the "Agent"), to which Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Agent, the Company, and the Holders and of the terms upon which the Income PRIDES Certificates are, and are to be, executed and delivered.

               Each Purchase Contract evidenced hereby obligates the Holder of this Income PRIDES Certificate to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Stated Amount (the "Purchase Price"), a number of shares of Common Stock of the Company equal to the Settlement Rate, unless, on or prior to the Purchase Contract Settlement Date, there shall have occurred a Termination Event with respect to the Security of which such Purchase Contract is a part or an Early Settlement shall have occurred. The "Settlement Rate" is equal to (a) if the Applicable Market Value (as defined below) is equal to or greater than $ (the "Threshold Appreciation Price"), shares of Common Stock per Purchase Contract, (b) if the Applicable Market Value is less than the Threshold Appreciation Price but is greater than $ , the number of shares of Common Stock per Purchase Contract equal to the Stated Amount divided by the Applicable Market Value and (c) if the Applicable Market Amount is less than or equal to $ , shares of Common Stock per Purchase Contract, in each case subject to adjustment as provided in the Purchase Contract Agreement. No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in the Purchase Contract Agreement.

               Each Purchase Contract evidenced hereby, which is settled either through Early Settlement or Cash Settlement, shall obligate the Holder of the related Income PRIDES to purchase at the Purchase Price, and the Company to sell, a number of newly issued shares of Common Stock equal to the Early Settlement Rate or the Settlement Rate, as applicable.

               The "Applicable Market Value" means the average of the Closing Price per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date.

               The "Closing Price" of the Common Stock on any date of determination means the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock on the New York Stock Exchange (the "NYSE") on such date or, if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States national or regional securities exchange, as reported by The Nasdaq Stock Market, or, if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company. A "Trading Day" means a day on which the Common Stock (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

               In accordance with the terms of the Purchase Contract Agreement, the Holder of this Income PRIDES Certificate shall pay the Purchase Price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby by effecting a Cash Settlement, or an Early Settlement or from the proceeds of a remarketing of the related Pledged Preferred Securities of such holders. A Holder of Income PRIDES who does not elect, on or prior to 5:00 p.m. New York City time on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, to make an effective Cash Settlement or an Early Settlement, shall pay the Purchase Price for the shares of Common Stock to be issued under the related Purchase Contract from the Proceeds of the sale of the related Pledged Preferred Securities held by the Collateral Agent. Such sale will be made by the Remarketing Agent pursuant to the terms of the Remarketing Agreement and the Remarketing Underwriting Agreement on the third Business Day immediately preceding the Purchase Contract Settlement Date. If, as provided in the Purchase Contract Agreement, upon the occurrence of a Failed Remarketing the Collateral Agent, for the benefit of the Company, exercises its rights as a secured creditor with respect to the Pledged Preferred Securities related to this Income PRIDES certificate, any accrued and unpaid distributions (including deferred distributions) on such Pledged Preferred Securities will become payable by the Company to the holder of this Income PRIDES Certificate in the manner provided for in the Purchase Contract Agreement.

               The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment in full of the aggregate purchase price for the shares of Common Stock to be purchased thereunder in the manner herein set forth.

               Each Purchase Contract evidenced hereby and all obligations and rights of the Company and the Holder thereunder shall terminate if a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall give written notice to the Agent and to the Holders, at their addresses as they appear in the Income PRIDES Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Pledged Preferred Security (as defined in the Pledge Agreement) or the appropriate Applicable Ownership Interest of the Treasury Portfolio forming a part of each Income PRIDES, or the Liquidation Distribution received in respect of such Pledged Preferred Security, from the Pledge. An Income PRIDES shall thereafter represent the right to receive the Preferred Security or the appropriate Applicable Ownership Interest of the Treasury Portfolio forming a part of such Income PRIDES, or the Liquidation Distribution received in respect of such Preferred Security, in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

               Under the terms of the Pledge Agreement, the Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged Preferred Securities. Upon receipt of notice of any meeting at which holders of Preferred Securities are entitled to vote or upon the solicitation of consents, waivers or proxies of holders of Preferred Securities, the Agent shall, as soon as practicable thereafter, mail to the Income PRIDES holders a notice (a) containing such information as is contained in the notice or solicitation, (b) stating that each Income PRIDES holder on the record date set by the Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Preferred Securities entitled to vote) shall be entitled to instruct the Agent as to the exercise of the voting rights pertaining to the Preferred Securities constituting a part of such holder's Income PRIDES and (c) stating the manner in which such instructions may be given. Upon the written request of the Income PRIDES Holders on such record date, the Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of Preferred Securities as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of an Income PRIDES, the Agent shall abstain from voting the Preferred Security evidenced by such Income PRIDES.

               Upon the occurrence of an Investment Company Event or liquidation of the Trust, a principal amount of the Debentures constituting the assets of the Trust and underlying the Preferred Securities equal to the aggregate Stated Amount of the Pledged Preferred Securities shall be delivered to the Collateral Agent in exchange for Pledged Preferred Securities. Thereafter, the Debentures shall be held by the Collateral Agent to secure the obligations of each Holder of Income PRIDES to purchase shares of Common Stock under the Purchase Contracts constituting a part of such Income PRIDES. Following the liquidation of the Trust, the Holders and the Collateral Agent shall have such security interests, rights and obligations with respect to the Debentures as the Holders and the Collateral Agent had in respect of the Pledged Preferred Securities, and any reference in the Purchase Contract Agreement or Pledge Agreement to the Preferred Securities shall be deemed to be a reference to the Debentures.

               Upon the occurrence of a Tax Event Redemption prior to the Purchase Contract Settlement Date, the Redemption Price payable on the Tax Event Redemption Date with respect to the Applicable Principal Amount of Debentures shall be delivered to the Collateral Agent in exchange for the Pledged Preferred Securities. Thereafter, pursuant to the terms of the Pledge Agreement, the Collateral Agent for the benefit of the Company will apply an amount equal to the Redemption Amount of such Redemption Price to purchase, the Treasury Portfolio and promptly remit the remaining portion of such Redemption Price to the Agent for payment to the Holders of such Income PRIDES.

               Following the occurrence of a Tax Event Redemption prior to the Purchase Contract Settlement Date, the Holders of Income PRIDES and the Collateral Agent shall have such security interests rights and obligations with respect to the Treasury Portfolio as the Holder of Income PRIDES and the Collateral Agent had in respect of the Preferred Security or Debentures, as the case may be, subject to the Pledge thereof as provided in Articles II, III, IV, V and VI, of the Pledge Agreement and any reference herein to the Preferred Security or the Debenture shall be deemed to be reference to such Treasury Portfolio.

               The Income PRIDES Certificates are issuable only in registered form and only in denominations of a single Income PRIDES and any integral multiple thereof. The transfer of any Income PRIDES Certificate will be registered and Income PRIDES Certificates may be exchanged as provided in the Purchase Contract Agreement. The Income PRIDES Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. A holder who elects to substitute a Treasury Security for Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, thereby creating Growth PRIDES, shall be responsible for any fees or expenses payable in connection therewith. Except as provided in the Purchase Contract Agreement, for so long as the Purchase Contract underlying an Income PRIDES remains in effect, such Income PRIDES shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Income PRIDES in respect of the Preferred Security or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, and Purchase Contract constituting such Income PRIDES may be transferred and exchanged only as an Income PRIDES. The holder of an Income PRIDES may substitute for the Pledged Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio securing its obligation under the related Purchase Contract Treasury Securities in an aggregate principal amount equal to the aggregate Stated Amount of the Pledged Preferred Securities or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) in the Treasury Portfolio in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. From and after such Collateral Substitution, the Security for which such Pledged Treasury Securities secures the holder's obligation under the Purchase Contract shall be referred to as a "Growth PRIDES." A Holder may make such Collateral Substitution only in integral multiples of 20 Income PRIDES for 20 Growth PRIDES; provided, however, that if a Tax Event Redemption has occurred and the Treasury Portfolio has become a component of the Income PRIDES, a Holder may make such Collateral Substitutions only in integral multiples of 160,000 Income PRIDES for 160,000 Growth PRIDES. Such Collateral Substitution may cause the equivalent aggregate principal amount of this Certificate to be increased or decreased; provided, however, the equivalent aggregate principal amount outstanding under this Income PRIDES Certificate shall not exceed $200,000,000. All such adjustments to the equivalent aggregate principal amount of this Income PRIDES Certificate shall be duly recorded by placing an appropriate notation on the Schedule attached hereto.

               A Holder of Growth PRIDES may create or recreate Income PRIDES by delivering to the Collateral Agent Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, with a Stated Amount, in the case of such Preferred Securities, or with the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, in the case of such appropriate Applicable Ownership Interest of the Treasury Portfolio, equal to the aggregate principal amount of the Pledged Treasury Securities in exchange for the release of such Pledged Treasury Securities in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

               Subject to the next succeeding paragraph, the Company shall pay, on each Payment Date, the Contract Adjustment Payments payable in respect of each Purchase Contract to the Person in whose name the Income PRIDES Certificate evidencing such Purchase Contract is registered at the close of business on the Record Date for such Payment Date. Contract Adjustment Payments will be payable at the office of the Agent in The City of New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto at such address as it appears on the Income PRIDES Register.

               The Company shall have the right, at any time prior to the Purchase Contract Settlement Date, to defer the payment of any or all of the Contract Adjustment Payments otherwise payable on any Payment Date, but only if the Company shall give the Holders and the Agent written notice of its election to defer such payment (specifying the amount to be deferred) as provided in the Purchase Contract Agreement. Any Contract Adjustment Payments so deferred shall bear additional Contract Adjustment Payments thereon at the rate of ____% per annum (computed on the basis of a 360 day year of twelve 30 day months), compounding on each succeeding Payment Date, until paid in full (such deferred installments of Contract Adjustment Payments, if any, together with the additional Contract Adjustment Payments accrued thereon, are referred to herein as the "Deferred Contract Adjustment Payments"). Deferred Contract Adjustment Payments, if any, shall be due on the next succeeding Payment Date except to the extent that payment is deferred pursuant to the Purchase Contract Agreement. No Contract Adjustment Payments may be deferred to a date that is after the Purchase Contract Settlement Date.

               In the event that the Company elects to defer the payment of Contract Adjustment Payments on the Purchase Contracts until the Purchase Contract Settlement Date, the Holder of this Income PRIDES Certificate will receive on the Purchase Contract Settlement Date, in lieu of a cash payment, a number of shares of Common Stock equal to (x) the aggregate amount of Deferred Contract Adjustment Payments payable to the Holder of this Income PRIDES Certificate divided by (y) the Applicable Market Value.

               In the event the Company exercises its option to defer the payment of Contract Adjustment Payments, then until the Deferred Contract Adjustment Payments have been paid, the Company shall not declare or pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of its capital stock or make guarantee payments with respect to the foregoing (other than (i) purchases or acquisitions of capital stock of the Company in connection with the satisfaction by the Company of its obligations under any employee or agent benefit plans or the satisfaction by the Company of its obligations pursuant to any contract or security outstanding on the date of such event requiring the Company to purchase capital stock of the Company,
(ii) as a result of a reclassification of the Company's capital stock or the exchange or conversion of one class or series of the Company's capital stock for another class or series of the Company's capital stock, (iii) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (iv) dividends or distributions in capital stock of the Company (or rights to acquire capital stock) or repurchases or redemptions of capital stock solely from the issuance or exchange of capital stock or (v) redemptions or repurchases of any rights outstanding under a shareholder rights plan and a declaration thereunder of a dividend of rights in the future).

               The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of the Holders to receive and the obligation of the Company to pay any Contract Adjustment Payments or any Deferred Contract Adjustment Payments, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Agent or the Company, if, on or prior to the Purchase Contract Settlement Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Agent, the Collateral Agent and to the Holders, at their addresses as they appear in the Income PRIDES Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, from the Pledge in accordance with the provisions of the Pledge Agreement.

               Subject to and upon compliance with the provisions of the Purchase Contract Agreement, at the option of the Holder thereof, Purchase Contracts underlying Securities having an aggregate amount equal to $1,000 or an integral multiple thereof may be settled early ("Early Settlement") as provided in the Purchase Contract Agreement; provided, however, that if a Tax Event Redemption has occurred and the Treasury Portfolio has become a component of the Income PRIDES, Holders may early settle Income PRIDES only in integral multiples of 160,000 Income PRIDES. In order to exercise the right to effect Early Settlement with respect to any Purchase Contracts evidenced by this Income PRIDES Certificate, the Holder of this Income PRIDES Certificate shall deliver this Income PRIDES Certificate to the Agent at the Corporate Trust Office duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early set forth below duly completed and accompanied by payment in the form of immediately available funds payable to the order of the Company in an amount (the "Early Settlement Amount") equal to (i) the product of (A) the Stated Amount times (B) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement, plus (ii) if such delivery is made with respect to any Purchase Contracts during the period from the close of business on any Record Date for any Payment Date to the opening of business on such Payment Date, an amount equal to the Contract Adjustment Payments payable on such Payment Date with respect to such Purchase Contracts. Upon Early Settlement of Purchase Contracts by a Holder of the related Securities, the Pledged Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio underlying such Securities shall be released from the Pledge as provided in the Pledge Agreement and the Holder shall be entitled to receive a number of shares of Common Stock on account of each Purchase Contract forming part of a Income PRIDES as to which Early Settlement is effected equal to the Early Settlement Rate; provided however, that upon the Early Settlement of the Purchase Contracts, the Holder thereof will forfeit the right to receive any Deferred Contract Adjustment Payments, if any, on such Purchase Contracts. The Early Settlement Rate shall initially be equal to shares of Common Stock and shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted as provided in the Purchase Contract Agreement.

               Upon registration of transfer of this Income PRIDES Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Agent pursuant to the Purchase Contract Agreement), under the terms of the Purchase Contract Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Income PRIDES Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

               The Holder of this Income PRIDES Certificate, by its acceptance hereof, authorizes the Agent to enter into and perform the related Purchase Contracts forming part of the Income PRIDES evidenced hereby on his behalf as his attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform his obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, authorizes the Agent to enter into and perform the Pledge Agreement on his behalf as its attorney-in-fact, and consents to the Pledge of the Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, underlying this Income PRIDES Certificate pursuant to the Pledge Agreement. The Holder further covenants and agrees, that, to the extent and in the manner provided in the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, payments in respect to the Stated Amount of the Pledged Preferred Securities, or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, on the Purchase Contract Settlement Date shall be paid by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

               Subject to certain exceptions, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts.

               The Purchase Contracts shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

               The Company, the Agent and its Affiliates and any agent of the Company or the Agent may treat the Person in whose name this Income PRIDES Certificate is registered as the owner of the Income PRIDES evidenced hereby for the purpose of receiving payments of distributions payable quarterly on the Preferred Securities, receiving payments of Contract Adjustment Payments and any Deferred Contract Adjustment Payments, performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Agent nor any such agent shall be affected by notice to the contrary.

               The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock.

               A copy of the Purchase Contract Agreement is available for inspection at the offices of the Agent.




                               ABBREVIATIONS

               The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -                              as tenants in common

UNIF GIFT MIN ACT -                     ___________ Custodian ____________
                                        (cust)                  (minor)
                                        Under Uniform Gifts to Minors Act
                                        __________________________________
                                                     (State)

TEN ENT -                               as tenants by the entireties
JT TEN -                                as joint tenants with right of
                                        survivorship and not as tenants in
                                        common

Additional abbreviations may also be used though not in the above list.

               _______________________________________________________
               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _________________________________________________________
______________________________________________________________________________
(Please insert Social Security or Taxpayer I.D. or other Identifying Number of Assignee)
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please Print or Type Name and Address Including Postal Zip Code of
Assignee) the within Income PRIDES Certificates and all rights thereunder, hereby irrevocably constituting and appointing

______________________________________________________________________________
attorney to transfer said Income PRIDES Certificates on the books of CENDANT Inc. with full power of substitution in the premises.

Dated: _________________                ________________________________
                                        Signature
                                        NOTICE: The signature to this
                                        assignment must correspond with the
                                        name as it appears upon the face of
                                        the within Income PRIDES
                                        Certificates in every particular,
                                        without alteration or enlargement
                                        or any change whatsoever.

Signature Guarantee: ______________




                          SETTLEMENT INSTRUCTIONS

               The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Purchase Contract Settlement Date of the Purchase Contracts underlying the number of Income PRIDES evidenced by this Income PRIDES Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated: ___________________         ______________________________
                                   Signature
                                   Signature Guarantee:__________________
                                   (if assigned to another person)

If shares are to be registered
in the name of and delivered to    REGISTERED HOLDER a Person
other than the Holder, please
(i) print such Person's name
and address and (ii) provide a
guarantee of your signature:

                                   Please print name
                                   and address of
                                   Registered
                                   Holder:


______________________________     ____________________________________
              Name                            Name


______________________________     ____________________________________
             Address                          Address



_____________________________      ____________________________________
_____________________________      ____________________________________
_____________________________      ____________________________________


Social Security or other
Taxpayer Identification
Number, if any                     ____________________________________




                          ELECTION TO SETTLE EARLY

               The undersigned Holder of this Income PRIDES Certificate hereby irrevocably exercises the option to effect Early Settlement in accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts underlying the number of Income PRIDES evidenced by this Income PRIDES Certificate specified below. The option to effect Early Settlement may be exercised only with respect to Purchase Contracts underlying Growth PRIDES with an aggregate Stated Amount equal to $1,000 or an integral multiple thereof. The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon such Early Settlement be registered in the name of, and delivered, together with a check in payment for any fractional share and any Income PRIDES Certificate representing any Income PRIDES evidenced hereby as to which Early Settlement of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, deliverable upon such Early Settlement will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.


Dated: _________________                     ___________________________
                                                     Signature

Signature Guarantee:___________________





               Number of Securities evidenced hereby as to which Early Settlement of the related Purchase Contracts is being elected:

If shares of Common Stock or Income                REGISTERED HOLDER
PRIDES Certificates are to be regis-
tered in the name of and delivered to
and Pledged Preferred Securities, or
the Treasury Portfolio, as the case may
be, are to be transferred to a Person
other than the Holder, please print such Person's name and address:

                                     Please print name
                                     and address of
                                     Registered
                                     Holder:


_____________________________               _______________________________
          Name                                         Name


_____________________________               _______________________________
            Address                                   Address



_____________________________               _______________________________

_____________________________               _______________________________

_____________________________               _______________________________


Social Security or other
Taxpayer Identification
Number, if any                              _______________________________




Transfer Instructions for Pledged Preferred Securities, or the Treasury Portfolio, as the case may be, Transferable Upon Early Settlement or a Termination Event:


_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________





                  [TO BE ATTACHED TO GLOBAL CERTIFICATES]

          SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

            The following increases or decreases in this Global
Certificate have been made:


                                                       Principal Amount of
             Amount of              Amount of         this Global Certificate       Signature of
       decrease in Principal  increase in Principal   following such decrease   authorized officer of
       Amount of the Global   Amount of the Global             or               Trustee or Securities
Date        Certificate        Certificate                  increase                 Custodian




                                 EXHIBIT B


               THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF A CLEARING AGENCY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH CLEARING AGENCY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT.

               Unless this Certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the Company or its agent for registration of transfer, exchange or payment, and any Certificate issued is registered in the name of Cede & Co., or such other name as requested by an authorized representative of The Depository Trust Company, and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

No._____________      Number of Growth PRIDES____________        Cusip No.

                 Form of Face of Growth PRIDES Certificate

               This Growth PRIDES Certificate certifies that __________ is the registered Holder of the number of Growth PRIDES set forth above. Each Growth PRIDES represents (i) a 1/20 undivided beneficial ownership interest, of a Treasury Security having a principal amount at maturity equal to $1,000, subject to the Pledge of such Treasury Security by such Holder pursuant to the Pledge Agreement, and (ii) the rights and obligations of the Holder under one Purchase Contract with Cendant Corporation, a Delaware corporation (the "Company"). All capitalized terms used herein which are defined in the Purchase Contract Agreement have the meaning set forth therein.

               Pursuant to the Pledge Agreement, the Treasury Securities constituting part of each Growth PRIDES evidenced hereby have been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising a portion of such Growth PRIDES.

               Each Purchase Contract evidenced hereby obligates the Holder of this Growth PRIDES Certificate to purchase, and the Company, to sell, on February 16, 2001 (the "Purchase Contract Settlement Date"), at a price equal to $50 (the "Stated Amount"), a number of shares of Common stock, no par value per share ("Common Stock"), of the Company equal to the Settlement Rate, unless on or prior to the Purchase Contract Settlement Date there shall have occurred a Termination Event or an Early Settlement with respect to the Growth PRIDES of which such Purchase Contract is a part, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. The purchase price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby will be paid by application of the Proceeds from the Treasury Securities pledged to secure the obligations under such Purchase Contract in accordance with the terms of the Pledge Agreement.

               The Company shall pay on each Payment Date in respect of each Purchase Contract evidenced hereby an amount (the "Contract Adjustment Payments") equal to __% per annum of the Stated Amount, computed on the basis of the actual number of days elapsed in a year of 360 day year of twelve 30 day months, as the case may be, subject to deferral at the option of the Company as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. Such Contract Adjustment Payments shall be payable to the Person in whose name this Growth PRIDES Certificate (or a Predecessor Growth PRIDES Certificate) is registered at the close of business on the Record Date for such Payment Date.

               Contract Adjustment Payments will be payable at the office of the Agent in The City of New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address appears on the Growth PRIDES Register.

               Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Agent by manual signature, this Growth PRIDES Certificate shall not be entitled to any benefit under the Pledge Agreement or the Purchase Contract Agreement or be valid or obligatory for any purpose.


               IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                    CENDANT CORPORATION

                                    By: _______________________________
                                    Name:
                                    Title:


                                    By:________________________________
                                    Name:
                                    Title:


                                    HOLDER SPECIFIED ABOVE (as to
                                    obligations of such Holder under
                                    the Purchase Contracts)
                                    By:     THE FIRST NATIONAL BANK OF
                                            CHICAGO, not individually but
                                            solely as Attorney-in-Fact of
                                            such Holder


                                    By: __________________________________
                                    Name:
                                    Title:

Dated:



                   AGENT'S CERTIFICATE OF AUTHENTICATION

               This is one of the Income PRIDES Certificates referred to in the within mentioned Purchase Contract Agreement.

                                    By:   THE FIRST NATIONAL BANK OF
                                          CHICAGO, as Purchase Contract Agent


                                    By: ___________________________________
                                            Authorized Officer



               (Form of Reverse of Income PRIDES Certificate)

               Each Purchase Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of _______ ___, (as may be supplemented from time to time, the "Purchase Contract Agreement"), between the Company and The First National Bank of Chicago, as Purchase Contract Agent (herein called the "Agent"), to which Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Agent, the Company, and the Holders and of the terms upon which the Income PRIDES Certificates are, and are to be, executed and delivered.

               Each Purchase Contract evidenced hereby obligates the Holder of this Income PRIDES Certificate to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Stated Amount (the "Purchase Price"), a number of shares of Common Stock of the Company equal to the Settlement Rate, unless, on or prior to the Purchase Contract Settlement Date, there shall have occurred a Termination Event with respect to the Security of which such Purchase Contract is a part or an Early Settlement shall have occurred. The "Settlement Rate" is equal to (a) if the Applicable Market Value (as defined below) is equal to or greater than $ (the "Threshold Appreciation Price"), shares of Common Stock per Purchase Contract, (b) if the Applicable Market Value is less than the Threshold Appreciation Price but is greater than $ , the number of shares of Common Stock per Purchase Contract equal to the Stated Amount divided by the Applicable Market Value and (c) if the Applicable Market Amount is less than or equal to $ , shares of Common Stock per Purchase Contract, in each case subject to adjustment as provided in the Purchase Contract Agreement. No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in the Purchase Contract Agreement.

               Each Purchase Contract evidenced hereby, which is settled either through Early Settlement or Cash Settlement, shall obligate the Holder of the related Income PRIDES to purchase at the Purchase Price, and the Company to sell, a number of newly issued shares of Common Stock equal to the Early Settlement Rate or the Settlement Rate, as applicable.

               The "Applicable Market Value" means the average of the Closing Price per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date.

               The "Closing Price" of the Common Stock on any date of determination means the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock on the New York Stock Exchange (the "NYSE") on such date or, if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States national or regional securities exchange, as reported by The Nasdaq Stock Market, or, if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company. A "Trading Day" means a day on which the Common Stock (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

               In accordance with the terms of the Purchase Contract Agreement, the Holder of this Income PRIDES Certificate shall pay the Purchase Price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby by effecting a Cash Settlement, or an Early Settlement or from the proceeds of a remarketing of the related Pledged Preferred Securities of such holders. A Holder of Income PRIDES who does not elect, on or prior to 5:00 p.m. New York City time on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, to make an effective Cash Settlement or an Early Settlement, shall pay the Purchase Price for the shares of Common Stock to be issued under the related Purchase Contract from the Proceeds of the sale of the related Pledged Preferred Securities held by the Collateral Agent. Such sale will be made by the Remarketing Agent pursuant to the terms of the Remarketing Agreement and the Remarketing Underwriting Agreement on the third Business Day immediately preceding the Purchase Contract Settlement Date. If, as provided in the Purchase Contract Agreement, upon the occurrence of a Failed Remarketing the Collateral Agent, for the benefit of the Company, exercises its rights as a secured creditor with respect to the Pledged Preferred Securities related to this Income PRIDES certificate, any accrued and unpaid distributions (including deferred distributions) on such Pledged Preferred Securities will become payable by the Company to the holder of this Income PRIDES Certificate in the manner provided for in the Purchase Contract Agreement.

               The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment in full of the aggregate purchase price for the shares of Common Stock to be purchased thereunder in the manner herein set forth.

               Each Purchase Contract evidenced hereby and all obligations and rights of the Company and the Holder thereunder shall terminate if a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall give written notice to the Agent and to the Holders, at their addresses as they appear in the Income PRIDES Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Pledged Preferred Security (as defined in the Pledge Agreement) or the appropriate Applicable Ownership Interest of the Treasury Portfolio forming a part of each Income PRIDES, or the Liquidation Distribution received in respect of such Pledged Preferred Security, from the Pledge. An Income PRIDES shall thereafter represent the right to receive the Preferred Security or the appropriate Applicable Ownership Interest of the Treasury Portfolio forming a part of such Income PRIDES, or the Liquidation Distribution received in respect of such Preferred Security, in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

               Under the terms of the Pledge Agreement, the Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged Preferred Securities. Upon receipt of notice of any meeting at which holders of Preferred Securities are entitled to vote or upon the solicitation of consents, waivers or proxies of holders of Preferred Securities, the Agent shall, as soon as practicable thereafter, mail to the Income PRIDES holders a notice (a) containing such information as is contained in the notice or solicitation, (b) stating that each Income PRIDES holder on the record date set by the Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Preferred Securities entitled to vote) shall be entitled to instruct the Agent as to the exercise of the voting rights pertaining to the Preferred Securities constituting a part of such holder's Income PRIDES and (c) stating the manner in which such instructions may be given. Upon the written request of the Income PRIDES Holders on such record date, the Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of Preferred Securities as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of an Income PRIDES, the Agent shall abstain from voting the Preferred Security evidenced by such Income PRIDES.

               Upon the occurrence of an Investment Company Event or liquidation of the Trust, a principal amount of the Debentures constituting the assets of the Trust and underlying the Preferred Securities equal to the aggregate Stated Amount of the Pledged Preferred Securities shall be delivered to the Collateral Agent in exchange for Pledged Preferred Securities. Thereafter, the Debentures shall be held by the Collateral Agent to secure the obligations of each Holder of Income PRIDES to purchase shares of Common Stock under the Purchase Contracts constituting a part of such Income PRIDES. Following the liquidation of the Trust, the Holders and the Collateral Agent shall have such security interests, rights and obligations with respect to the Debentures as the Holders and the Collateral Agent had in respect of the Pledged Preferred Securities, and any reference in the Purchase Contract Agreement or Pledge Agreement to the Preferred Securities shall be deemed to be a reference to the Debentures.

               Upon the occurrence of a Tax Event Redemption prior to the Purchase Contract Settlement Date, the Redemption Price payable on the Tax Event Redemption Date with respect to the Applicable Principal Amount of Debentures shall be delivered to the Collateral Agent in exchange for the Pledged Preferred Securities. Thereafter, pursuant to the terms of the Pledge Agreement, the Collateral Agent for the benefit of the Company will apply an amount equal to the Redemption Amount of such Redemption Price to purchase, the Treasury Portfolio and promptly remit the remaining portion of such Redemption Price to the Agent for payment to the Holders of such Income PRIDES.

               Following the occurrence of a Tax Event Redemption prior to the Purchase Contract Settlement Date, the Holders of Income PRIDES and the Collateral Agent shall have such security interests rights and obligations with respect to the Treasury Portfolio as the Holder of Income PRIDES and the Collateral Agent had in respect of the Preferred Security or Debentures, as the case may be, subject to the Pledge thereof as provided in Articles II, III, IV, V and VI, of the Pledge Agreement and any reference herein to the Preferred Security or the Debenture shall be deemed to be reference to such Treasury Portfolio.

               The Income PRIDES Certificates are issuable only in registered form and only in denominations of a single Income PRIDES and any integral multiple thereof. The transfer of any Income PRIDES Certificate will be registered and Income PRIDES Certificates may be exchanged as provided in the Purchase Contract Agreement. The Income PRIDES Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. A holder who elects to substitute a Treasury Security for Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, thereby creating Growth PRIDES, shall be responsible for any fees or expenses payable in connection therewith. Except as provided in the Purchase Contract Agreement, for so long as the Purchase Contract underlying an Income PRIDES remains in effect, such Income PRIDES shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Income PRIDES in respect of the Preferred Security or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, and Purchase Contract constituting such Income PRIDES may be transferred and exchanged only as an Income PRIDES. The holder of an Income PRIDES may substitute for the Pledged Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio securing its obligation under the related Purchase Contract Treasury Securities in an aggregate principal amount equal to the aggregate Stated Amount of the Pledged Preferred Securities or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) in the Treasury Portfolio in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. From and after such Collateral Substitution, the Security for which such Pledged Treasury Securities secures the holder's obligation under the Purchase Contract shall be referred to as a "Growth PRIDES." A Holder may make such Collateral Substitution only in integral multiples of 20 Income PRIDES for 20 Growth PRIDES; provided, however, that if a Tax Event Redemption has occurred and the Treasury Portfolio has become a component of the Income PRIDES, a Holder may make such Collateral Substitutions only in integral multiples of 160,000 Income PRIDES for 160,000 Growth PRIDES. Such Collateral Substitution may cause the equivalent aggregate principal amount of this Certificate to be increased or decreased; provided, however, the equivalent aggregate principal amount outstanding under this Income PRIDES Certificate shall not exceed $200,000,000. All such adjustments to the equivalent aggregate principal amount of this Income PRIDES Certificate shall be duly recorded by placing an appropriate notation on the Schedule attached hereto.

               A Holder of Growth PRIDES may create or recreate Income PRIDES by delivering to the Collateral Agent Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, with a Stated Amount, in the case of such Preferred Securities, or with the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, in the case of such appropriate Applicable Ownership Interest of the Treasury Portfolio, equal to the aggregate principal amount of the Pledged Treasury Securities in exchange for the release of such Pledged Treasury Securities in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

               Subject to the next succeeding paragraph, the Company shall pay, on each Payment Date, the Contract Adjustment Payments payable in respect of each Purchase Contract to the Person in whose name the Income PRIDES Certificate evidencing such Purchase Contract is registered at the close of business on the Record Date for such Payment Date. Contract Adjustment Payments will be payable at the office of the Agent in The City of New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto at such address as it appears on the Income PRIDES Register.

               The Company shall have the right, at any time prior to the Purchase Contract Settlement Date, to defer the payment of any or all of the Contract Adjustment Payments otherwise payable on any Payment Date, but only if the Company shall give the Holders and the Agent written notice of its election to defer such payment (specifying the amount to be deferred) as provided in the Purchase Contract Agreement. Any Contract Adjustment Payments so deferred shall bear additional Contract Adjustment Payments thereon at the rate of ____% per annum (computed on the basis of a 360 day year of twelve 30 day months), compounding on each succeeding Payment Date, until paid in full (such deferred installments of Contract Adjustment Payments, if any, together with the additional Contract Adjustment Payments accrued thereon, are referred to herein as the "Deferred Contract Adjustment Payments"). Deferred Contract Adjustment Payments, if any, shall be due on the next succeeding Payment Date except to the extent that payment is deferred pursuant to the Purchase Contract Agreement. No Contract Adjustment Payments may be deferred to a date that is after the Purchase Contract Settlement Date.

               In the event that the Company elects to defer the payment of Contract Adjustment Payments on the Purchase Contracts until the Purchase Contract Settlement Date, the Holder of this Income PRIDES Certificate will receive on the Purchase Contract Settlement Date, in lieu of a cash payment, a number of shares of Common Stock equal to (x) the aggregate amount of Deferred Contract Adjustment Payments payable to the Holder of this Income PRIDES Certificate divided by (y) the Applicable Market Value.

               In the event the Company exercises its option to defer the payment of Contract Adjustment Payments, then until the Deferred Contract Adjustment Payments have been paid, the Company shall not declare or pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of its capital stock or make guarantee payments with respect to the foregoing (other than (i) purchases or acquisitions of capital stock of the Company in connection with the satisfaction by the Company of its obligations under any employee or agent benefit plans or the satisfaction by the Company of its obligations pursuant to any contract or security outstanding on the date of such event requiring the Company to purchase capital stock of the Company,
(ii) as a result of a reclassification of the Company's capital stock or the exchange or conversion of one class or series of the Company's capital stock for another class or series of the Company's capital stock, (iii) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (iv) dividends or distributions in capital stock of the Company (or rights to acquire capital stock) or repurchases or redemptions of capital stock solely from the issuance or exchange of capital stock or (v) redemptions or repurchases of any rights outstanding under a shareholder rights plan and a declaration thereunder of a dividend of rights in the future).

               The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of the Holders to receive and the obligation of the Company to pay any Contract Adjustment Payments or any Deferred Contract Adjustment Payments, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Agent or the Company, if, on or prior to the Purchase Contract Settlement Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Agent, the Collateral Agent and to the Holders, at their addresses as they appear in the Income PRIDES Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, from the Pledge in accordance with the provisions of the Pledge Agreement.

               Subject to and upon compliance with the provisions of the Purchase Contract Agreement, at the option of the Holder thereof, Purchase Contracts underlying Securities having an aggregate amount equal to $1,000 or an integral multiple thereof may be settled early ("Early Settlement") as provided in the Purchase Contract Agreement; provided, however, that if a Tax Event Redemption has occurred and the Treasury Portfolio has become a component of the Income PRIDES, Holders may early settle Income PRIDES only in integral multiples of 160,000 Income PRIDES. In order to exercise the right to effect Early Settlement with respect to any Purchase Contracts evidenced by this Income PRIDES Certificate, the Holder of this Income PRIDES Certificate shall deliver this Income PRIDES Certificate to the Agent at the Corporate Trust Office duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early set forth below duly completed and accompanied by payment in the form of immediately available funds payable to the order of the Company in an amount (the "Early Settlement Amount") equal to (i) the product of (A) the Stated Amount times (B) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement, plus (ii) if such delivery is made with respect to any Purchase Contracts during the period from the close of business on any Record Date for any Payment Date to the opening of business on such Payment Date, an amount equal to the Contract Adjustment Payments payable on such Payment Date with respect to such Purchase Contracts. Upon Early Settlement of Purchase Contracts by a Holder of the related Securities, the Pledged Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio underlying such Securities shall be released from the Pledge as provided in the Pledge Agreement and the Holder shall be entitled to receive a number of shares of Common Stock on account of each Purchase Contract forming part of a Income PRIDES as to which Early Settlement is effected equal to the Early Settlement Rate; provided however, that upon the Early Settlement of the Purchase Contracts, the Holder thereof will forfeit the right to receive any Deferred Contract Adjustment Payments, if any, on such Purchase Contracts. The Early Settlement Rate shall initially be equal to shares of Common Stock and shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted as provided in the Purchase Contract Agreement.

               Upon registration of transfer of this Income PRIDES Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Agent pursuant to the Purchase Contract Agreement), under the terms of the Purchase Contract Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Income PRIDES Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

               The Holder of this Income PRIDES Certificate, by its acceptance hereof, authorizes the Agent to enter into and perform the related Purchase Contracts forming part of the Income PRIDES evidenced hereby on his behalf as his attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform his obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, authorizes the Agent to enter into and perform the Pledge Agreement on his behalf as its attorney-in-fact, and consents to the Pledge of the Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, underlying this Income PRIDES Certificate pursuant to the Pledge Agreement. The Holder further covenants and agrees, that, to the extent and in the manner provided in the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, payments in respect to the Stated Amount of the Pledged Preferred Securities, or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, on the Purchase Contract Settlement Date shall be paid by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

               Subject to certain exceptions, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts.

               The Purchase Contracts shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

               The Company, the Agent and its Affiliates and any agent of the Company or the Agent may treat the Person in whose name this Income PRIDES Certificate is registered as the owner of the Income PRIDES evidenced hereby for the purpose of receiving payments of distributions payable quarterly on the Preferred Securities, receiving payments of Contract Adjustment Payments and any Deferred Contract Adjustment Payments, performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Agent nor any such agent shall be affected by notice to the contrary.

               The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock.

               A copy of the Purchase Contract Agreement is available for inspection at the offices of the Agent.




                                   ABBREVIATIONS

               The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -                              as tenants in common

UNIF GIFT MIN ACT -                     ______________ Custodian____________
                                        (cust)                  (minor)
                                        Under Uniform Gifts to Minors Act
                                        ____________________________________
                                                       (State)

TEN ENT -                               as tenants by the entireties
JT TEN -                                as joint tenants with right of
                                        survivorship and not as tenants in
                                        common

Additional abbreviations may also be used though not in the above list.

               ______________________________________________
               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ________________________________________________________
_____________________________________________________________________________
(Please insert Social Security or Taxpayer I.D. or other Identifying Number of Assignee)
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please Print or Type Name and Address Including Postal Zip Code of
Assignee) the within Income PRIDES Certificates and all rights thereunder, hereby irrevocably constituting and appointing


______________________________________________________________________________
attorney to transfer said Income PRIDES Certificates on the books of CENDANT Inc. with full power of substitution in the premises.

Dated:
        --------------                  --------------------------------
                                        Signature
                                        NOTICE: The signature to this
                                        assignment must correspond with the
                                        name as it appears upon the face of
                                        the within Income PRIDES
                                        Certificates in every particular,
                                        without alteration or enlargement
                                        or any change whatsoever.

Signature Guarantee:________________



                          SETTLEMENT INSTRUCTIONS

               The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Purchase Contract Settlement Date of the Purchase Contracts underlying the number of Income PRIDES evidenced by this Income PRIDES Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:___________________                ____________________________________
                                         Signature
                                         Signature Guarantee:________________
                                         (if assigned to another person)

If shares are to be registered
in the name of and delivered to          REGISTERED HOLDER a Person
other than the Holder, please
(i) print such Person's name and
address and (ii) provide a
guarantee of your signature:

                                         Please print name
                                         and address of
                                         Registered
                                         Holder:


_____________________________            _______________________________
              Name                                 Name


_____________________________            _______________________________
             Address                               Address



_____________________________            _______________________________

_____________________________            _______________________________

_____________________________            _______________________________


Social Security or other
Taxpayer Identification
Number, if any                           _______________________________




                             ELECTION TO SETTLE EARLY

               The undersigned Holder of this Income PRIDES Certificate hereby irrevocably exercises the option to effect Early Settlement in accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts underlying the number of Income PRIDES evidenced by this Income PRIDES Certificate specified below. The option to effect Early Settlement may be exercised only with respect to Purchase Contracts underlying Growth PRIDES with an aggregate Stated Amount equal to $1,000 or an integral multiple thereof. The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon such Early Settlement be registered in the name of, and delivered, together with a check in payment for any fractional share and any Income PRIDES Certificate representing any Income PRIDES evidenced hereby as to which Early Settlement of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, deliverable upon such Early Settlement will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.


Dated: ________________________              ______________________________
                                                    Signature

Signature Guarantee:____________________



               Number of Securities evidenced hereby as to which Early Settlement of the related Purchase Contracts is being elected:

If shares of Common Stock or Income                REGISTERED HOLDER
PRIDES Certificates are to be regis-
tered in the name of and delivered to
and Pledged Preferred Securities, or
the Treasury Portfolio, as the case may
be, are to be transferred to a Person
other than the Holder, please print such Person's name and address:

                                        Please print name
                                        and address of
                                        Registered
                                        Holder:


________________________________               _____________________________
             Name                                         Name


________________________________               _____________________________
            Address                                       Address



________________________________               _____________________________

________________________________               _____________________________

________________________________               _____________________________


Social Security or other
Taxpayer Identification
Number, if any                                 ___________________________



Transfer Instructions for Pledged Preferred Securities, or the Treasury Portfolio, as the case may be, Transferable Upon Early Settlement or a Termination Event:


____________________________________________________________________________

____________________________________________________________________________

____________________________________________________________________________




                  [TO BE ATTACHED TO GLOBAL CERTIFICATES]

          SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

            The following increases or decreases in this Global
Certificate have been made:



                                                         Principal Amount of
                Amount of            Amount of           this Global Certificate       Signature of
          decrease in Principal  increase in Principal    following such decrease   authorized officer of
         Amount of the Global    Amount of the Global            or                 Trustee or Securities
Date          Certificate           Certificate              increase                    Custodian





                                 EXHIBIT C

                INSTRUCTION FROM PURCHASE CONTRACT AGENT TO
                              COLLATERAL AGENT

The Chase Manhattan Bank
450 West 33rd Street, 15th Floor
New York, NY 10010-2697
Attention: Corporate Trust Administration Department

               Re: FELINE PRIDES of Cendant Corporation (the "Company"), and Cendant Capital I

               We hereby notify you in accordance with Section 4.1 of the Pledge Agreement, dated as of _______ ___, , among the Company, yourselves, as Collateral Agent, and ourselves, as Purchase Contract Agent and as attorney-in-fact for the holders of [Income PRIDES] [Growth PRIDES] from time to time, that the holder of securities listed below (the "Holder") has elected to substitute [$_____ aggregate [principal amount] of Treasury Securities] [$_______ Stated Amount of Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be,] in exchange for the [Pledged Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be,] [Pledged Treasury Securities] held by you in accordance with the Pledge Agreement and has delivered to us a notice stating that the Holder has Transferred [Treasury Securities] [Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be,] to you, as Collateral Agent. We hereby instruct you, upon receipt of such [Pledged Treasury Securities] [Pledged Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be], and upon the payment by such Holder of any applicable fees, to release the [Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be,] [Treasury Securities] related to such [Income PRIDES] [Growth PRIDES] to us in accordance with the Holder's instructions.

Date: _________________________             _________________________________
                                            By: _____________________________
                                                Name:
                                                Title:

                                            Signature Guarantee:_____________



Please print name and address of Registered Holder electing to substitute [Treasury Securities] [Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be,] for the [Pledged Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be,] [Pledged Treasury Securities]:

__________________________________          _____________________________ Name
Social Security or other Taxpayer
                                            Identification Number, if any
__________________________________
Address


__________________________________


__________________________________



                                 EXHIBIT D

                   INSTRUCTION TO PURCHASE CONTRACT AGENT

The First National Bank of Chicago
One First National Plaza
Suite 0126
Chicago, IL 60670-0126
Attention:  Corporate Trust Services Division

               Re: FELINE PRIDES of Cendant Corporation (the "Company"), and Cendant Capital I

               The undersigned Holder hereby notifies you that it has delivered to The Chase Manhattan Bank, as Collateral Agent, $_______ aggregate principal amount of [Treasury Securities] [Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be,] in exchange for the [Pledged Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be,] [Pledged Treasury Securities] held by the Collateral Agent, in accordance with Section 4.1 of the Pledge Agreement, dated _______ ___, , between you, the Company and the Collateral Agent. The undersigned Holder has paid the Collateral Agent all applicable fees relating to such exchange. The undersigned Holder hereby instructs you to instruct the Collateral Agent to release to you on behalf of the undersigned Holder the [Pledged Preferred Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be,] [Pledged Treasury Securities] related to such [Income PRIDES] [Growth PRIDES].

Date:______________________                 _________________________________
                                            By: ____________________________
                                            Signature Guarantee: ___________
 Dated:


Please print name and address of Registered Holder:


____________________________                _________________________________
Name                                        Social Security or other Taxpayer
                                            Identification Number, if any
Address


___________________________

___________________________

___________________________



                                 EXHIBIT E

                     NOTICE TO SETTLE BY SEPARATE CASH



The First National Bank of Chicago
One First National Plaza
Suite 0126
Chicago, IL 60670-0126
Attention:  Corporate Trust Services Division

               Re: FELINE PRIDES of Cendant Corporation (the "Company"), and Cendant Capital I

               The undersigned Holder hereby irrevocably notifies you in accordance with Section 5.4 of the Purchase Contract Agreement, dated as of ______ ___, among the Company, yourselves, as Purchase Contract Agent and as Attorney-in-Fact for the Holders of the Purchase Contracts, that such Holder has elected to pay to the Collateral Agent, on or prior to 5:00 p.m. New York City time, on the Business Day immediately preceding the Purchase Contract Settlement Date, (in lawful money of the United States by [certified or cashiers check or] wire transfer, in each case in immediately available funds), $_________ as the Purchase Price for the shares of Common Stock issuable to such Holder by the Company under the related Purchase Contract on the Purchase Contract Settlement Date. The undersigned Holder hereby instructs you to notify promptly the Collateral Agent of the undersigned Holders election to make such cash settlement with respect to the Purchase Contracts related to such Holder's [Income PRIDES] [Growth PRIDES].

Date:______________________                 __________________________________
                                            By: ______________________________
                                            Signature Guarantee: _____________
 Dated:


Please print name and address of Registered Holder:


__________________________                  __________________________________
Name                                        Social Security or other Taxpayer
                                            Identification Number, if any
Address


__________________________


__________________________


__________________________